UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund: BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

        Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund

➢	BlackRock National Municipal Fund

➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom High Yield Index customized to represent only issues in the S&P® Customized High Yield Bond Index that have maturities greater than five years. The following discussion of relative performance pertains to the Custom High Yield Index.

What factors influenced performance?

•

The strongest contribution to the Fund’s relative performance came from its large underweight exposure to Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices. The Fund’s concentrations in long-dated securities, which outperformed those with maturities of ten years or less, also contributed positively to performance. In addition, overweight positions in health care, tobacco, education and other industries (ranging from development districts to various project-specific financings sectors) added value during the period. Holdings in the non-investment grade and unrated categories generated strong returns, as did the Fund’s exposure to AA-rated bonds.

•

Positions in local tax-backed credits, transportation, utilities and corporate-related debt detracted from performance during the period. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk also had a slightly negative impact on performance. Among individual securities, the Fund’s position in the bonds of ACR Energy Partners, which experienced a sharp decline amid a slowdown in the New Jersey hotel/casino industry. The bonds have since been sold from the Fund.

Describe recent portfolio activity.

•

The Fund increased its exposure to the tobacco sector during the second half of the period, reflecting management’s view that the sector offered attractive valuations relative to the overall high yield market. The Fund maintained an opportunistic approach in the new-issue market throughout much of the year in an effort to capitalize on the strong price momentum in this area.

Describe portfolio positioning at period end.

•

At period end, the Fund’s duration posture was below that of the secondary benchmark but slightly higher than that of its primary benchmark. Relative to the Custom High Yield Index, the Fund was overweight in the transportation, education, health care and tobacco sectors. It was underweight in state and local tax-backed credits, as well as in public power bonds within the utility sector. In terms of credit quality, the Fund held its most significant overweight in BBB-rated bonds, followed by those rated AA. Its largest underweight was in unrated and CCC rated issues. The Fund’s yield curve positioning continued to emphasize exposure to longer-dated bonds in the 15- to 25-year range while maintaining an underweight within the one- to 10-year range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation	Percent of Long-Term Investments
Health	22%
Tobacco	16
Education	16
Transportation	16
County/City/Special District/School District	11
State	7
Corporate	7
Utilities	5

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Long-Term Investments
Calendar Year Ended December 31,
2015	8%
2016	2
2017	8
2018	3
2019	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AA/Aa	10%
A	8
BBB/Baa	30
BB/Ba	15
B	10
N/R2	27

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% of the Fund’s long-term investments.

4	ANNUAL REPORT	JUNE 30, 2015

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.97%	3.97%	0.47%	6.27%	N/A	6.98%	N/A	4.38%	N/A
Investor A	3.56	3.56	0.33	6.00	1.50%	6.69	5.76%	4.08	3.58%
Investor C	2.99	2.99	(0.04)	5.20	4.20	5.90	5.90	3.32	3.32
S&P® Municipal Bond Index	—	—	0.01	3.00	N/A	4.64	N/A	4.65	N/A
Custom High Yield Index	—	—	(1.25)	4.18	N/A	6.89	N/A	4.60	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on 8/01/06.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Including Interest Expense and Fees[8]	Excluding Interest Expense and Fees[9]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]
Institutional	$1,000.00	$1,004.70	$3.63	$3.38	$1,000.00	$1,021.17	$3.66	$1,021.42	$3.41
Investor A	$1,000.00	$1,003.30	$4.92	$4.67	$1,000.00	$1,019.89	$4.96	$1,020.13	$4.71
Investor C	$1,000.00	$999.60	$8.58	$8.38	$1,000.00	$1,016.22	$8.65	$1,016.41	$8.45

[8]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.73% for Institutional, 0.99% for Investor A and 1.73% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.68% for Institutional, 0.94% for Investor A and 1.69% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2015	5

Fund Summary as of June 30, 2015	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Effective as of September 1, 2014, the Fund’s secondary benchmark, the S&P® Municipal Bond Index, was added with a customized benchmark, referred to as the “Custom National Index.” The Custom National Index reflects the returns of the S&P® Municipal Bond Index Bond Index through December 31, 2012. Beginning January 1, 2013, the Custom National Index includes the returns of only those issues in the S&P® Municipal Bond Index that have maturities greater than 5 years. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2015, the Fund’s BlackRock, Institutional, Investor A and Service Shares outperformed its benchmark, the S&P® Municipal Bond Index, and its Investor B, Investor C and Investor C1 Shares underperformed. The Fund underperformed its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

•

During the second half of the year, the Fund was helped by having a duration lower than that of the benchmark, as yields generally rose. (Duration is a measure of interest-rate sensitivity, bond prices fall as yields rise). In addition, the Fund’s relatively high cash reserve and high average credit quality provided stability as rates rose and yield spreads widened. The Fund’s performance was also positively impacted by having a zero weighting in Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices.

•

The Fund’s overweight (above-benchmark) positions in the health care, corporate-backed, utilities and transportation sectors aided relative performance during the period. Positions in longer-maturity bonds, which outperformed short-term and intermediate-term debt, also performed well.

•

The Fund’s cash position detracted from performance early in the period, when the market experienced stronger performance than it did from February onward. Positions in tax-backed state and local school district and education sectors generated positive absolute returns but lagged relative to the benchmark. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance early in the period, but a small positive impact on performance once rates began to move higher.

Describe recent portfolio activity.

•

The Fund reduced its cash reserves early in the period, as strong retail demand and mutual fund flows gave the investment advisor confidence that a more fully invested posture was warranted. Accordingly, the Fund converted a portion of its cash reserves to short-term investments in floating rate notes and municipal notes with maturities under two years. During the middle of the period, the Fund once again began to increase its cash weighting after yields fell to Fund target levels. The investment advisor generally eschewed high yield (lower rated) bonds as yield spreads were historically tight and valuations were not attractive.

Describe portfolio positioning at period end.

•

The Fund was positioned defensively, with an above-average cash position and an average credit quality of AA-. The Fund maintained a duration below that of the S&P® Municipal Bond Index, and it held overweight positions in the health care, transportation and utilities sectors. The Fund maintained a leveraged position at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation	Percent of Long-Term Investments
Utilities	23%
Transportation	22
Health	15
County/City/Special District/School District	13
State	13
Education	9
Corporate	3
Tobacco	1
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Long-Term Investments
Calendar Year Ended December 31,
2015	2%
2016	7
2017	9
2018	14
2019	23

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	21%
AA/Aa	46
A	23
BBB/Baa	5
BB/Ba	2
B	1
N/R2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% of the Fund’s long-term investments.

6	ANNUAL REPORT	JUNE 30, 2015

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

Effective as of September 1, 2014, the Fund’s secondary benchmark, S&P® Municipal Bond Index, was added with a customized benchmark. Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.15%	2.05%	0.58%	3.53%	N/A	5.57%	N/A	4.83%	N/A
Institutional	2.07	2.01	0.44	3.33	N/A	5.44	N/A	4.70	N/A
Service	1.89	1.83	0.35	3.23	N/A	5.13	N/A	4.42	N/A
Investor A	1.81	1.65	0.45	3.26	(1.13)%	5.28	4.37%	4.48	4.03%
Investor B	1.40	1.34	0.20	2.73	(1.27)	4.77	4.43	3.96	3.96
Investor C	1.14	1.05	(0.01)	2.49	1.49	4.50	4.50	3.70	3.70
Investor C1	1.33	1.25	0.17	2.68	1.68	4.70	4.70	3.92	3.92
S&P® Municipal Bond Index	—	—	0.01	3.00	N/A	4.64	N/A	4.40	N/A
Custom National Index	—	—	(0.10)	3.69	N/A	4.86	N/A	4.52	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,005.80	$2.44	$2.29	$1,000.00	$1,022.36	$2.46	$1,022.51	$2.31
Institutional	$1,000.00	$1,004.40	$2.88	$2.73	$1,000.00	$1,021.92	$2.91	$1.022.07	$2.76
Service	$1,000.00	$1,003.50	$3.78	$3.63	$1,000.00	$1,021.03	$3.81	$1,021.17	$3.66
Investor A	$1,000.00	$1,004.50	$3.73	$3.58	$1,000.00	$1.021.08	$3.76	$1,021.22	$3.61
Investor B	$1,000.00	$1,002.00	$6.25	$6.11	$1,000.00	$1,018.55	$6.31	$1,018.70	$6.16
Investor C	$1,000.00	$999.90	$7.44	$7.29	$1,000.00	$1,017.36	$7.50	$1,017.50	$7.35
Investor C1	$1,000.00	$1,001.70	$6.50	$6.35	$1,000.00	$1,018.30	$6.56	$1,018.45	$6.41

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.49% for BlackRock, 0.58% for Institutional, 0.76% for Service, 0.75% for Investor A, 1.26% for Investor B, 1.50% for Investor C and 1.31% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.55% for Institutional, 0.73% for Service, 0.72% for Investor A, 1.23% for Investor B, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2015	7

Fund Summary as of June 30, 2015	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2015, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•

The Fund’s underperformance relative to the benchmark index was attributable in part to its duration positioning (duration is a measure of interest-rate sensitivity). Specifically, the Fund was underweight in the three- to four-year area of the yield curve, which outperformed during the period. An underweight in the pre-refunded sector also detracted from performance, as did security selection in the taxed-backed local and utilities sectors.

•

The Fund’s overall yield curve positioning had a favorable impact on performance. The Fund’s overweight position in the school district sector, together with favorable security selection within the group, also contributed positively. In addition, the Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a positive impact on performance given the increase in yields on short-term bonds. (Bond prices fall as yields rise).

Describe recent portfolio activity.

•

The Fund’s investment advisor sought to reduce the underweight position in the three- and four-year segment of the yield curve, given that this aspect of its positioning was the primary detractor from performance. The Fund also made a concerted effort to trade actively, taking advantage of market strength to sell less favored securities and using market weakness as an opportunity to buy. During the second half of the period, a significant increase in municipal bond supply, coupled with a rise in interest rates, made active management especially relevant. The Fund maintained a diversified and high-quality portfolio while striving to minimize portfolio volatility in the rising-rate environment. The Fund increased its California holdings during the course of the year, as the investment advisor believed general obligation bonds in the state offered a compelling value.

Describe portfolio positioning at period end.

•

Relative to the S&P® Limited Maturity Municipal Bond Index, the Fund had a duration that was modestly long relative to the benchmark. Over the course of the year, the Fund maintained an overweight to the tax-backed states sector and gradually reduced its exposure to tax-backed local credits on the belief that they were potentially more vulnerable to changes in economic conditions. The Fund maintained an overweight stance to single-A rated securities because of their incremental yield. It was underweight in AAA rated securities, where yields were generally lower commensurate with the low credit risk associated with their rating. The Fund held a minimal level of cash reserves as of period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation	Percent of Long-Term Investments
State	29%
County/City/Special District/School District	22
Education	18
Transportation	14
Utilities	12
Health	3
Tobacco	1
Corporate	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]	Percent of Long-Term Investments
Calendar Year Ended December 31,
2015	5%
2016	26
2017	37
2018	25
2019	—

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	27%
AA/Aa	50
A	22
BBB/Baa	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	ANNUAL REPORT	JUNE 30, 2015

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than 2 years.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.45%	0.45%	0.00%	(0.01)%	N/A	0.63%	N/A	1.87%	N/A
Institutional	0.45	0.37	0.00	(0.11)	N/A	0.64	N/A	1.88	N/A
Investor A	0.18	0.18	(0.04)	(0.29)	(3.28)%	0.37	(0.24)%	1.62	1.31%
Investor A1	0.33	0.32	(0.06)	(0.23)	(1.23)	0.52	0.32	1.77	1.66
Investor C	(0.58)	(0.58)	(0.50)	(1.19)	(2.18)	(0.41)	(0.41)	0.83	0.83
S&P® Municipal Bond Index	—	—	0.01	3.00	N/A	4.64	N/A	4.40	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	0.26	0.53	N/A	1.26	N/A	2.54	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Blackrock	$1,000.00	$1,000.00	$2.03	$1,000.00	$1,022.76	$2.06	0.41%
Institutional	$1,000.00	$1,000.00	$1.98	$1,000.00	$1,022.81	$2.01	0.40%
Investor A	$1,000.00	$999.60	$3.42	$1,000.00	$1,021.37	$3.46	0.69%
Investor A1	$1,000.00	$999.40	$2.58	$1,000.00	$1,022.22	$2.61	0.52%
Investor C	$1,000.00	$995.00	$7.27	$1,000.00	$1,017.50	$7.35	1.47%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2015	9

Fund Summary as of June 30, 2015	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock New York Municipal Bond Fund) investment objective is to provide shareholders with income exempt from federal income tax and New York State and New York City personal income taxes.

Effective February 18, 2015, the Fund changed its name to BlackRock New York Municipal Opportunities Fund and made certain changes to its investment strategies. Under the new investment strategies, the Fund continues to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in investment grade New York municipal bonds. In addition, the Fund’s investment advisor changed the Fund’s secondary benchmark from the Custom New York Index to the S&P® New York Municipal Bond Index. The investment advisor believes that the new benchmark is more relevant to the Fund’s new investment strategies.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index. All of the Fund’s shares outperformed the secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark.

What factors influenced performance?

•

The Fund’s positioning along the yield curve, which favored longer-dated bonds, aided performance as longer-term bonds generally outperformed those with shorter maturities. Overweight positions in the education, health care and housing sectors also added value. Fund performance was further bolstered by a heavier concentration in the middle range of the credit spectrum (specifically, A and BBB+ rated credits) at a time in which higher yielding issues generally outperformed.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining long-term yields. (Bonds prices rise as yields fall).

•

Positions in lower-coupon bonds, which tend to have longer durations and more capital appreciation potential than bonds with higher coupons, helped performance as yields fell during the period. (Duration is a measure of interest-rate sensitivity.) These bonds also tend to offer additional incremental yield, which further benefited performance.

•

The Fund’s positioning in shorter maturity bonds, which underperformed the broader market during the period, detracted from its return. The Fund’s positions in the tax-backed (state and local) pre-refunded and utilities sectors hurt relative performance, as did its exposure to the higher-rated portion of the credit spectrum (AAA and AA rated securities). The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance as well.

Describe recent portfolio activity.

•

The Fund’s transition to a flexible strategy was the most significant change during the period. The Fund now employs a more tactical approach that seeks to take advantage of credit differences and trading opportunities along the New York municipal yield curve. It also seeks to dampen interest rate volatility, especially in periods when rates are rising.

•

Greater than expected new-issue supply near the end of 2014 provided investment opportunities and enhanced the Fund’s ability to diversify into some new and lesser-held assets. Where feasible, the purchases were weighted toward the longer end of the yield curve and into lower-rated investment-grade bonds, as long rates appeared well anchored and higher yielding bonds continued to experience strong demand. At the close of the period, the Fund held an exposure of approximately 8% in non-investment grade credits.

Describe portfolio positioning at period end.

•

Relative to the S&P® New York Municipal Bond Index, the Fund remained biased toward longer-term bonds in order to capture additional yield and capitalize on the robust retail demand for long-dated bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation	Percent of Long-Term Investments
County/City/Special District/School District	22%
Transportation	17
Education	15
Health	12
Utilities	11
State	7
Tobacco	6
Corporate	6
Housing	3
Other	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Long-Term Investments
Calendar Year Ended December 31,
2015	8%
2016	4
2017	5
2018	2
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	11%
AA/Aa	37
A	30
BBB/Baa	6
BB/Ba	5
B	2
N/R2	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% of the Fund’s long-term investments.

10	ANNUAL REPORT	JUNE 30, 2015

BlackRock New York Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund will invest at least 80% of its assets in a portfolio of investment grade New York municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® New York Municipal Bond Index includes only those New York bonds in the S&P® Municipal Bond Index that have maturities greater than 5 years. Effective as of February 18, 2015, the Fund’s secondary benchmark, the Custom New York Index, was replaced with the S&P® New York Municipal Bond Index.

[5]

The Custom New York Index reflects the returns of the S&P® New York Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New York bonds in the S&P® New York Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2015

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.85%	2.57%	0.11%	4.86%	N/A	4.99%	N/A	4.28%	N/A
Investor A	2.50	2.21	(0.01)	4.61	0.16%	4.74	3.83%	4.01	3.56%
Investor A1	2.59	2.38	0.05	4.71	0.52	4.90	4.05	4.18	3.76
Investor C	1.86	1.57	(0.47)	3.74	2.74	3.96	3.96	3.24	3.24
Investor C1	2.21	1.99	(0.29)	4.11	3.11	4.37	4.37	3.65	3.65
S&P® Municipal Bond Index	—	—	0.01	3.00	N/A	4.64	N/A	4.40	N/A
S&P® New York Municipal Bond Index	—	—	0.31	3.21	N/A	4.40	N/A	4.43	N/A
Custom New York Index	—	—	0.33	3.96	N/A	4.62	N/A	4.54	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Including Interest Expense and Fees[7]	Excluding Interest Expense and Fees[8]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]	Ending Account Value June 30, 2015	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,001.10	$3.42	$3.23	$1,000.00	$1,021.37	$3.46	$1,021.57	$3.26
Investor A	$1,000.00	$999.90	$4.61	$4.41	$1,000.00	$1,020.18	$4.66	$1,020.38	$4.46
Investor A1	$1,000.00	$1,000.50	$4.12	$3.92	$1,000.00	$1,020.68	$4.16	$1,020.88	$3.96
Investor C	$1,000.00	$995.30	$8.31	$8.11	$1,000.00	$1,016.46	$8.40	$1,016.66	$8.20
Investor C1	$1,000.00	$997.10	$6.54	$6.34	$1,000.00	$1,018.25	$6.61	$1,018.45	$6.41

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.69% for Institutional, 0.93% for Investor A, 0.83% for Investor A1, 1.68% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.65% for Institutional, 0.89% for Investor A, 0.79% for Investor A1, 1.64% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2015	11

About Fund Performance

•

BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund and BlackRock National Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees.

•

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee).

•

Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

•

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of their respective Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, reimbursed a portion of the Funds’ expenses. Without such reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to reimburse or to continue reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

12	ANNUAL REPORT	JUNE 30, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JUNE 30, 2015	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$365	$386,914
Series D, 6.50%, 10/01/53	2,910	3,355,026
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,823,810
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	710	821,449

		7,387,199
Alaska — 0.4%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	870	869,939
5.00%, 6/01/32	1,510	1,284,210

		2,154,149
Arizona — 1.2%
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,374,022
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	415	439,726
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	465	520,075
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	810	915,826
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	300	302,112
Basis Schools, Inc. Projects, 5.00%, 7/01/45	895	879,973
Legacy Traditional School Projects, 5.00%, 7/01/35	315	310,691
Legacy Traditional School Projects, 5.00%, 7/01/45	250	242,077
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	70	66,776
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,473,202

		6,524,480
Arkansas — 0.1%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	750	817,058
California — 6.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,140,250
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,184,990
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	301,854
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	310	318,912
6.00%, 8/01/44	655	679,084
6.13%, 8/01/49	570	591,677
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	326,639
6.90%, 7/01/43	650	727,363
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	400	473,996
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,840,611
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/43	2,500	2,485,350
Series B, 6.00%, 5/01/43	3,485	3,484,721
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	581,940
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	374,629
6.50%, 5/01/42	760	911,164
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	284,669
County of California County Tobacco Securitization Agency, RB, 5.45%, 6/01/28	500	489,370
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,115	2,371,021
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	11,995	9,998,432
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	333,232

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	ERB	Education Revenue Bonds	ISD	Independent School District
AGC	Assured Guarantee Corp.	ERS	Extendible Reset Securities	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FHA	Federal Housing Administration	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GAN	Grant Anticipation Notes	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
CIFG	CDC IXIS Financial Guaranty	HRB	Housing Revenue Bonds	SONYMA	State of New York Mortgage Agency
COP	Certificates of Participation	IDA	Industrial Development Authority	Syncora	Syncora Guarantee
EDA	Economic Development Authority	IDB	Industrial Development Board
EDC	Economic Development Corp.	IDRB	Industrial Development Revenue Bonds

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	15

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (b)	$3,000	$612,210
Temecula Public Financing Authority, Refunding, Special Tax Bonds, Harveston, Sub-Series B, 5.10%, 9/01/36	165	165,837
Tobacco Securitization Authority of Southern California, Refunding RB:
Senior Series A1, 5.13%, 6/01/46	2,590	2,094,507
Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	955	945,221

		33,717,679
Colorado — 2.9%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	535	524,391
Central Platte Valley Metropolitan District, GO, 5.00%, 12/01/43	1,250	1,282,775
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	454,986
5.00%, 12/01/42	545	538,564
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,175	1,201,626
Denver Health & Hospital Authority, RB, Series A:
5.00%, 12/01/39	900	938,907
5.25%, 12/01/45	1,350	1,430,932
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,995	6,320,648
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,694,475
6.00%, 1/15/41	1,000	1,127,660

		15,514,964
Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45	765	726,643
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,435	1,422,185
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,505	2,496,884

		4,645,712
Delaware — 0.6%
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,775	2,998,054
District of Columbia — 1.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	2,520	3,088,537
6.75%, 5/15/40	385	384,954
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (b)	3,005	1,546,253
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	198,842
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,768,955

		6,987,541
Florida — 8.8%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,435	1,472,611
Capital Trust Agency, Inc., RB:
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/44	445	440,568
1st Mortgage, Silver Creek St. Augustine Project, 8.25%, 1/01/49	950	940,510
Faulk Senior Services, 6.50%, 12/01/34	500	493,995
Faulk Senior Services, 6.75%, 12/01/49	580	569,467
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	625	622,288
5.00%, 5/01/34	1,250	1,242,375
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,189,860
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	1,490	1,752,449
County of Hillsborough Florida IDA, RB, Tampa General Hospital Project, 5.25%, 10/01/41	895	923,228
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,087,140
County of Miami-Dade Florida IDA, RB, Series A:
5.00%, 6/01/35	1,425	1,459,670
5.00%, 6/01/40	1,945	1,975,342
5.00%, 6/01/48	1,425	1,436,030
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	1,500	1,625,880
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,145,570
Florida Development Finance Corp., RB, Series A:
Miami Arts Charter School Project, 5.88%, 6/15/34 (a)	830	839,761
Miami Arts Charter School Project, 6.00%, 6/15/44 (a)	2,800	2,813,384
Renaissance Charter School, 5.75%, 6/15/29	695	702,242
Renaissance Charter School, 6.00%, 6/15/34	835	846,515
Renaissance Charter School, 6.13%, 6/15/44	3,225	3,241,415
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,005,700
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,450	1,488,004
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (c)(d)	445	176,821
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	3,300	3,303,333
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	641,268
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	195	191,164
4.88%, 5/01/35	290	281,404
4.88%, 5/01/45	580	550,623
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (e)	1,450	1,900,268

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	$1,750	$1,843,765
5.00%, 5/01/37	890	928,617
Pine Island Community Development District, RB, 5.30%, 11/01/10 (c)(d)	1,355	760,087
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	438	179,641
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (f)	40	29,340
Convertible CAB, Series A3, 0.00%, 5/01/40 (f)	90	53,803
Convertible CAB, Series A4, 0.00%, 5/01/40 (f)	50	22,131
Series 2, 0.00%, 5/01/40 (f)	125	65,158
Series A1, 6.65%, 5/01/40	140	141,875
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (f)	205	126,348
Series 1, 6.65%, 5/01/40 (c)(d)	5	5,095
Series 3, 6.61%, 5/01/40 (c)(d)	135	1
Series 3, 6.65%, 5/01/40 (c)(d)	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	655,462
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,715	1,896,670
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,470	1,806,174
5.50%, 5/01/42	540	616,405

		47,489,458
Georgia — 0.5%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	125	129,722
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	783,298
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/39	225	253,719
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	625,191
Private Colleges & Universities Authority, RB, Savannah College of Art & Design, 5.00%, 4/01/44	1,075	1,138,995

		2,930,925
Guam — 1.5%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	910	1,008,262
5.50%, 7/01/43	1,520	1,705,790
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	109,207
6.75%, 11/15/29	1,650	1,952,148
7.00%, 11/15/39	2,660	3,157,792

		7,933,199
Idaho — 0.0%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,482
Illinois — 5.7%
City of Chicago Illinois, GO, Refunding, Series A, 5.00%, 1/01/36	3,000	2,802,960
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	4,500	4,345,560
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	7,300	6,614,238
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,845,231
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,593,760
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,065,270
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	2,933,553
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	335	345,861
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	790	806,590
Roosevelt University Project, 6.50%, 4/01/44	830	884,930
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,100,470
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (b)	3,455	790,193
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	694,136
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	457,844
State of Illinois, GO:
5.00%, 2/01/39	500	504,845
Series A, 5.00%, 4/01/35	1,460	1,478,615
Series A, 5.00%, 4/01/38	2,190	2,212,272

		30,476,328
Indiana — 1.5%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,661,145
7.13%, 11/15/47	1,500	1,657,680
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	628,908
7.00%, 1/01/44	1,270	1,530,642
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	384,334
5.00%, 7/01/48	1,230	1,276,801
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	742,705

		7,882,215
Iowa — 3.9%
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	500	510,725
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	2,735	2,925,247
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,485,616
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	895,687
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,410,498

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	$3,510	$3,711,684
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,112,832
Asset-Backed, Series C, 5.50%, 6/01/42	2,000	1,707,500
Asset-Backed, Series C, 5.63%, 6/01/46	3,345	2,874,191
Series C, 5.38%, 6/01/38	3,075	2,629,709

		21,263,689
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (b)	250	177,515
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	3,000	3,382,980

		3,560,495
Louisiana — 1.5%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,125	1,131,199
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,940,287
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	717,311
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	3,910	4,311,322

		8,100,119
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,216,685
Maryland — 1.4%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	831,113
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,910	3,256,552
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	486,730
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,600,590
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	288,352
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 7/01/39	950	998,079

		7,461,416
Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	3,740	3,563,996
Boston Medical Center, Series D, 5.00%, 7/01/44	5,865	6,176,431
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	392,297
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	333,617
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	19	15,874
Massachusetts (concluded)
Massachusetts Development Finance Agency, RB (concluded):
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (b)	94	559
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	1,480	1,593,575
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	3,000	3,082,350
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	588,999

		15,747,698
Michigan — 1.7%
City of Detroit Michigan, GO, Financial Recovery (g):
Series B-1, 4.00%, 4/01/44	170	100,855
Series B-2, 4.00%, 4/01/44	54	32,163
County of Monroe Michigan Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp., Obligation, 5.50%, 6/01/35	1,565	1,590,603
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,048,210
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	350	356,622
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	800	822,832
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	3,180	3,061,227
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,710	1,929,068

		8,941,580
Minnesota — 0.7%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	2,065	2,113,094
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	500	564,175
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.13%, 12/01/44	955	968,675

		3,645,944
Missouri — 0.9%
City of Kansas City Missouri, Tax Allocation Bonds, Kansas City MainCor Project, Series A, 5.25%, 3/01/18 (h)	330	354,054
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	494,852
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	1,890	1,920,013
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,220,460

		4,989,379
Nebraska — 0.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	831,667

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 0.2%
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	$20	$20,133
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	795	803,793
4.00%, 8/01/23	495	493,768

		1,317,694
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	435	498,697
New Jersey — 5.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,750	5,903,295
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,670,520
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,134,953
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	908,216
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,584,070
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,084,897
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,457,199
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, 4.25%, 7/01/44	1,740	1,714,300
St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	797,957
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.00%, 6/15/44	3,755	3,809,072
Tobacco Settlement Financing Corp., New Jersey, Refunding RB, Series 1A:
5.00%, 6/01/29	3,730	3,143,905
5.00%, 6/01/41	6,305	4,656,810

		30,865,194
New Mexico — 0.4%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	2,004,686
New York — 12.1%
Build New York City Resource Corp., RB:
5.50%, 11/01/44	1,970	2,063,595
South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	2,750	2,760,367
City of New Rochelle, Refunding RB, Series A, 5.00%, 7/01/45	650	689,930
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (g)	235	252,681
British Airways PLC Project, 7.63%, 12/01/32	1,500	1,511,265
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,115	3,465,033
New York (concluded)
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	5,000	4,816,650
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	8,300	8,486,916
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,552	1,675,841
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,000	2,243,480
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	3,500	3,216,605
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	2,905	2,926,817
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,775	4,351,140
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	375	422,839
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	6,650	6,679,260
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	450	468,999
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,070	1,128,347
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	3,115	3,690,683
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	3,895	4,014,810
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 5.00%, 7/01/42	1,220	1,244,546
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,499,825
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	689,931
TSASC, Inc., Refunding RB, 5.00%, 6/01/34	1,245	1,115,495
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,900	4,592,084

		65,007,139
North Carolina — 1.1%
North Carolina Department of Transportation, RB, I-77 Hot Lanes Project, 5.00%, 6/30/54	1,385	1,429,016
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,499,044
Carolina Village Project, 6.00%, 4/01/38	1,000	1,052,160

		5,980,220
North Dakota — 0.1%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	430	447,308
Ohio — 1.9%
Buckeye Tobacco Settlement Financing Authority, RB, Series A-2, Asset-Backed:
Bonds, 5.75%, 6/01/34	4,460	3,537,494
Senior Turbo Term, 5.88%, 6/01/47	5,500	4,286,425

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio (concluded)
City of Cleveland Ohio, Refunding RB, AMT, 5.70%, 12/01/19	$1,500	$1,507,365
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	890	928,430

		10,259,714
Oklahoma — 0.4%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	695	726,907
Tulsa Airports Improvement Trust, Refunding RB, American Airlines Inc., AMT, 5.00%, 6/01/35 (g)	1,425	1,535,851

		2,262,758
Oregon — 0.2%
City of Forest Grove Oregon, Refunding RB, Pacific University Project, Series A, 4.50%, 5/01/29	1,000	1,060,290
Pennsylvania — 5.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,228,644
5.00%, 5/01/42	2,730	2,799,697
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	3,000	3,191,550
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	2,680	3,082,590
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	866,154
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	745	768,080
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	3,300	3,351,447
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	1,345	1,452,613
East Hempfield Township Industrial Development Authority, RB:
5.00%, 7/01/34	1,000	1,051,040
5.00%, 7/01/46	1,750	1,815,502
Pennsylvania Economic Development Financing Authority, RB, U.S. Airways Group, Series A, 7.50%, 5/01/20	1,200	1,381,500
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	5,390	5,476,509
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	2,600	2,690,090

		29,155,416
Puerto Rico — 0.3%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	2,230	1,510,847
Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,037,180
Rhode Island (concluded)
Tobacco Settlement Financing Corp., Refunding RB (concluded):
Series B, 4.50%, 6/01/45	4,705	4,453,330
Series B, 5.00%, 6/01/50	5,000	5,058,300

		10,548,810
Texas — 8.4%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 3/01/24	500	514,135
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (c)(d)	750	71,250
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (b)	3,000	1,717,740
CAB, 0.00%, 1/01/29 (b)	500	272,360
CAB, 0.00%, 1/01/30 (b)	1,330	689,658
CAB, 0.00%, 1/01/31 (b)	4,000	1,970,360
Senior Lien, 6.25%, 1/01/46	765	880,416
Central Texas Transportation Commission Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	14,945	15,831,238
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	120	133,277
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 7/15/38	1,110	1,280,751
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	1,000	1,036,680
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	281,260
5.75%, 8/15/41	280	312,161
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,477,120
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	513,167
5.00%, 1/01/43	520	520,645
5.13%, 1/01/48	1,535	1,533,787
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (b)	350	88,956
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	328,515
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	372,577
Senior Living Center Project, 8.25%, 11/15/44	800	783,448
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	1,920	2,041,632
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (e)	20	21,038
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A, 6.50%, 5/15/31	1,000	1,218,480
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	690	692,104

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	$890	$995,830
6.00%, 4/01/45	1,355	1,522,491
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/35	1,280	1,394,099
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	1,330	1,232,139
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	611,034
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,000	1,192,380
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	2,040,254
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,537,470

		45,108,452
Utah — 0.6%
State of Utah Charter School Finance Authority, RB, Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,061,320
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,155,862

		3,217,182
Virginia — 2.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,185	1,231,002
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	2,000	2,040,240
Residential Care Facility, 5.00%, 7/01/47	1,015	1,033,371
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	505	496,279
5.00%, 3/01/45	520	501,280
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	586,291
6.88%, 3/01/36	450	511,713
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A:
Series A, 5.00%, 7/01/35	125	131,845
5.00%, 7/01/45	375	390,889
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	4,095	4,670,020
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,466,287

		15,059,217
Washington — 0.3%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	594,208
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,046,245

		1,640,453
Wisconsin — 1.2%
Public Finance Authority, RB, Series A:
Rose Villa Project, 5.75%, 11/15/44	380	398,346
Voyager Foundation, Inc. Project, 5.13%, 10/01/45	1,850	1,852,072
Public Finance Authority, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	2,000	2,099,300
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Mile Bluff Medical Center, 5.50%, 5/01/34	875	911,584
Mile Bluff Medical Center, 5.75%, 5/01/39	1,065	1,110,209
St. Johns Communities, Inc., Series A, 7.25%, 9/15/29	75	86,863
St. Johns Communities, Inc., Series A, 7.63%, 9/15/39	145	169,380

		6,627,754
Total Municipal Bonds — 90.3%		486,054,946

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 0.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (e)	480	556,928
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,679	1,876,530

		2,433,458
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,595	6,040,977
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (e)(j)	939	1,085,752
Florida — 0.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,500	3,958,801
Illinois — 1.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	3,495	3,559,937
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,906,982

		6,466,919
New York — 3.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series HH, 5.00%, 6/15/31 (j)	3,015	3,409,629
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,720	1,948,531
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,811,521
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	2,894,094

		17,063,775
Ohio — 0.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	2,010	2,260,277

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
South Carolina — 0.2%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	$795	$807,365
Virginia — 0.5%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,758,840
Washington — 0.6%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,260,592
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	2,179	2,355,235
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.0%		48,491,991
Total Long-Term Investments (Cost — $511,276,498) — 99.3%		534,546,937
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	22,850,559	$22,850,559
Total Short-Term Securities (Cost — $22,850,559) — 4.3%		22,850,559
Total Investments (Cost — $534,127,057) — 103.6%		557,397,496
Other Assets Less Liabilities — 1.3%		6,837,702
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%		(26,225,747)

Net Assets — 100.0%		$538,009,451

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Security is collateralized by municipal or U.S. Treasury obligations.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2016 to November 15, 2019, is $8,645,305.

(k)	During the year ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at June 30, 2015	Income
FFI Institutional Tax-Exempt Fund	34,830,577	(11,980,018)	22,850,559	$16,865

(l)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(250)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$31,542,969	$251,539

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that Fund has the ability to access

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$534,546,937	—	$534,546,937
Short-Term Securities	$22,850,559	—	—	22,850,559

Total	$22,850,559	$534,546,937	—	$557,397,496

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$251,539	—	—	$251,539
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$337,500	—	—	$337,500
Liabilities:
TOB Trust Certificates	—	$(26,215,661)	—	(26,215,661)

Total	$337,500	$(26,215,661)	—	$(25,878,161)

During the year ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	23

Schedule of Investments June 30, 2015	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$15,955	$18,219,493
Prattville IDB Alabama, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,846,812
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	16,115	18,644,572

		40,710,877
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19 (a)	6,520	7,749,737
6.00%, 9/01/28	730	854,932

		8,604,669
Arizona — 2.8%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, 5.00%, 7/01/31	2,000	2,313,540
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	170	177,358
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	3,877,430
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (b)	2,000	2,236,880
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (b)	3,500	3,957,275
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	2,280	2,241,719
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,215	1,159,037
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (a)	1,200	1,391,940
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	506,920
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A:
5.00%, 1/01/16 (a)	98,935	101,274,813
5.00%, 1/01/16 (a)	13,700	14,024,005
5.00%, 12/01/45	10,000	11,265,600
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	2,490	2,499,163
5.75%, 7/15/24	2,125	2,130,567

		149,056,247
Arkansas — 0.4%
University of Arkansas, RB, Various Facilities, UAMS Campus, 5.00%, 3/01/16 (a)	21,290	21,951,906
California — 13.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	13,422,591
California Health Facilities Financing Authority, RB:
Catholic Healthcare West, Series J, 5.63%, 7/01/15 (a)	10,000	10,001,500
Sutter Health, Series A, 5.25%, 11/15/46	10,500	10,968,405
Sutter Health, Series B, 6.00%, 8/15/42	21,340	25,287,687
California (continued)
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	26,655	30,361,911
Stanford Hospital, Series A-3, 5.50%, 11/15/40	8,000	9,390,480
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	10,190	12,075,048
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	2,895	3,108,333
Series E, 5.50%, 7/01/31	1,920	2,062,675
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	24,300	28,278,882
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	9,119,515
5.75%, 5/01/23	17,000	18,800,640
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	5,850	6,808,698
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	40,000	44,627,200
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E:
6.00%, 9/01/34	4,890	5,690,591
6.00%, 9/01/39	9,450	10,955,952
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	6,530	6,941,651
Series A-1, 5.75%, 3/01/34	7,010	7,936,442
Series A-1, 6.25%, 3/01/34	5,250	6,124,283
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,824,805
6.50%, 5/01/42	5,130	6,150,357
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,566,800
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/38	3,750	4,547,250
County of Orange California Sanitation District, COP:
Series A, 5.00%, 2/01/35	10,000	11,129,900
Series B (AGM), 5.00%, 2/01/17 (a)	25,000	26,753,500
County of Orange California Water District, COP, Refunding:
5.00%, 8/15/39	15,000	16,916,700
Series A, 5.00%, 8/15/41	7,110	7,976,282
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,920	19,038,553
6.00%, 7/01/41	13,285	14,948,415
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,500	4,931,325

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	$12,830	$15,421,403
5.50%, 3/01/41	26,390	30,647,763
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	30,768,024
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	7,928,197
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	27,250	22,714,238
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	3,500	4,400,375
Metropolitan Water District of Southern California, RB, Series A:
Authorization, 5.00%, 1/01/39	10,000	11,056,500
5.00%, 7/01/37	10,000	10,726,100
Metropolitan Water District of Southern California, Refunding RB, Series B, 5.00%, 7/01/35	13,170	13,722,745
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	11,755	13,498,149
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 5/01/31	13,535	14,914,893
State of California, GO, Various Purposes:
6.50%, 4/01/33	33,550	39,905,376
6.00%, 4/01/38	33,925	39,583,011
State of California Public Works Board, LRB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	14,125	16,659,166
Sub-Series I-1, 6.13%, 11/01/29	10,000	11,932,700
Sub-Series I-1, 6.38%, 11/01/34	11,680	14,051,390
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	22,348,638

		708,025,039
Colorado — 0.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,385	4,957,067
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34	1,580	1,786,838

		6,743,905
Connecticut — 1.5%
State of Connecticut Health & Educational Facility Authority, RB, Series A, 0.80%, 7/01/48 (c)	30,000	29,807,400
State of Connecticut Health & Educational Facility Authority, Refunding RB, Series B, 0.68%, 7/01/49 (c)	50,000	50,399,000

		80,206,400
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	35,840,385
District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	23,788,522
District of Columbia Water & Sewer Authority, Refunding RB, Series A:
6.00%, 10/01/18 (a)	12,630	14,597,375
5.50%, 10/01/39	7,475	8,312,798
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,334,178

		53,032,873
Florida — 5.0%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36	1,240	1,235,139
City of St. Augustine Florida, RB, 5.75%, 10/01/41	1,120	1,320,794
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,582,925
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,794,488
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	9,300	10,604,604
Series B-1, 5.75%, 7/01/33	2,400	2,690,520
Series B-1, 6.00%, 7/01/38	30,000	34,011,300
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC):
5.50%, 10/01/26	7,000	7,825,930
5.50%, 10/01/27	5,495	6,135,937
County of Miami-Dade Florida, Refunding RB:
AMT, Series A, 5.00%, 10/01/38 (d)	13,000	14,027,000
Miami International Airport, Series B, 5.50%, 10/01/36	14,745	16,701,661
Water & Sewer Systems, Series C, 6.00%, 10/01/18 (a)	25,000	28,903,000
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	6,175	7,355,784
Series A, 5.50%, 10/01/42	5,375	6,106,484
Series B, AMT, 6.25%, 10/01/38	5,000	6,061,750
Series B, AMT, 6.00%, 10/01/42	600	709,980
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/44	29,160	34,880,317
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae), AMT, 6.00%, 7/01/39	1,550	1,619,425
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,000	11,416,200
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	900	902,889
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (e)(f)	990	393,377
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	10,525	11,720,851
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	11,125	14,579,646
State of Florida, GO, Board of Education, Series A:
5.38%, 6/01/33	3,950	4,419,260
5.50%, 6/01/38	4,790	5,376,104
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,401,768
State of Florida Turnpike Authority, RB, Series B, 5.00%, 7/01/40	16,000	17,996,320

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	25

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	$160	$95,998
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 6.96%, 11/01/17	290	288,335

		266,157,786
Georgia — 2.2%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	30,000	35,946,600
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	27,500	30,663,875
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,157,180
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,125,649
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,122,050
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,418,100
Series EE (AMBAC), 7.00%, 1/01/25	20,000	26,906,600

		116,340,054
Illinois — 5.5%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,002,250
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	2,125	2,134,690
Series B-2, AMT (Syncora), 6.00%, 1/01/29	40,905	41,079,255
Series C, 6.50%, 1/01/41	29,835	35,799,017
City of Chicago Illinois, Refunding GARB, Senior Lien, Series C, AMT:
O’Hare International Airport, 5.50%, 1/01/34	5,380	5,905,949
O’Hare International Airport, General, 5.38%, 1/01/39	1,650	1,764,362
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	15,000	16,683,900
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,230,670
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	5,000	5,309,750
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (a)	7,020	8,225,264
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,547,865
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	3,675	4,307,725
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	735	737,984
Illinois (concluded)
Illinois Finance Authority, RB (concluded):
DePaul University, Series A, 6.13%, 10/01/40	11,735	13,981,783
Memorial Health System, 5.50%, 4/01/34	150	164,775
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	8,915,222
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	5,280	6,315,566
Rush University Medical Center, Series C, 6.38%, 5/01/19 (a)	2,860	3,391,931
University of Chicago, Series B, 6.25%, 7/01/18 (a)	25,035	28,792,754
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,205	4,786,972
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	29,905	34,070,467
OSF Healthcare System, Series A, 6.00%, 5/15/39	11,850	13,624,656
Roosevelt University Project, 6.50%, 4/01/39	7,000	7,493,850
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/18 (a)	6,900	8,253,297
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	16,276,955
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,015,600
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,150	1,150,322

		290,962,831
Indiana — 3.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	3,870	4,635,950
7.00%, 1/01/44	7,330	8,834,336
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	17,500	19,871,600
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	11,000	12,698,840
Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,880,830
Trinity Health, Series A, 5.63%, 12/01/38	12,000	13,624,080
U.S. Steel Corp. Project, 6.00%, 12/01/26	855	928,060
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	19,620	22,412,318
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	26,265,786
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	12,800	14,513,536
(AGC), 5.50%, 1/01/38	56,725	63,880,292

		189,545,628

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa — 1.6%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	$18,750	$21,361,687
Series A (AGC), 5.63%, 8/15/37	5,600	6,329,232
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	35,000	37,024,750
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	10,535	11,280,457
5.50%, 12/01/25	7,000	7,551,600

		83,547,726
Kansas — 0.7%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	250	262,923
University of Kansas Hospital Authority, Refunding RB, Improvement KU Health System, 5.00%, 9/01/45	34,500	37,658,820

		37,921,743
Louisiana — 2.4%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	24,565	26,230,753
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,555,991
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	8,030	8,861,105
Series A, 6.50%, 8/01/29	11,470	13,617,987
Series A-1, 6.50%, 11/01/35	17,185	20,456,336
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/16 (a)	11,950	12,410,075
State of Louisiana Gasoline & Fuels Tax, Refunding RB, 2nd Lien, Series B (c):
0.60%, 5/01/43	32,000	32,058,880
0.68%, 5/01/43	10,000	10,019,900

		125,211,027
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,829,345
6.95%, 7/01/41	2,235	2,555,074

		17,384,419
Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	3,540	4,183,926
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	11,000	12,143,120
State of Maryland, GO, Series A, 4.15%, 3/01/16 (a)	21,880	22,437,721

		38,764,767
Massachusetts — 4.7%
Commonwealth of Massachusetts, GO, Series D-2, 0.34%, 8/01/43 (c)	35,000	34,811,350
Massachusetts (concluded)
Commonwealth of Massachusetts, RB, Master Transportation Fund Accelerated Bridge Program, Series A, 5.00%, 6/01/44	54,000	60,908,220
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,541,169
Massachusetts Development Finance Agency, Refunding RB, Emerson College, 5.00%, 1/01/41	19,530	20,416,662
Massachusetts Health & Educational Facilities Authority, RB, Series N, 5.00%, 7/01/17 (a)	31,000	33,613,920
Massachusetts Health & Educational Facilities Authority, Refunding RB, Harvard University, Series A, 5.50%, 11/15/36	76,110	86,648,190
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	4,959,411
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 8/01/42	5,000	5,694,450

		248,593,372
Michigan — 1.2%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,516,893
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	12,455	14,148,133
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital (a):
Series V, 8.25%, 9/01/18	18,130	22,155,948
Series W, 6.00%, 8/01/19	5,145	6,095,848
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	7,500	8,579,250
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,300	1,362,829
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	4,285	4,833,951

		64,692,852
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/32	5,940	6,899,845
Series B (AGC), 6.50%, 11/15/38	18,015	20,753,640
County of Ramsey Minnesota Housing & Redevelopment Authority, RB, Hanover Townhouses Project, M/F Housing, AMT, 6.00%, 7/01/31	1,110	1,111,498

		28,764,983
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	1,890	2,149,251
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,342,825
Nevada — 2.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	12,925	14,806,234

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	27

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada (concluded)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$51,700	$59,912,028
County of Clark Nevada Water Reclamation District, GO, Series B:
5.75%, 7/01/34	3,125	3,622,625
5.75%, 7/01/38	32,685	37,834,848

		116,175,735
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,590	17,872,844
New Jersey — 4.9%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,027,200
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	3,600	4,114,188
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	26,947,585
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,280	9,285,689
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (a):
7.13%, 6/01/19	2,870	3,501,830
7.50%, 6/01/19	9,200	11,356,664
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	1,200	1,420,284
AHS Hospital Corp., 6.00%, 7/01/41	33,185	39,095,248
St. Joseph’s Healthcare System, 6.63%, 7/01/38	200	220,126
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	500	551,640
5.75%, 12/01/28	450	493,533
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	505	523,953
6.50%, 10/01/38	560	580,681
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/45	25,030	27,379,316
New Jersey State Turnpike Authority, Refunding RB (c):
Series D, 0.66%, 1/01/23	17,000	16,998,980
Series D, 0.72%, 1/01/24	15,000	14,950,500
Series E, 0.66%, 1/01/23	10,000	9,999,400
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.13%, 6/15/29	7,900	8,232,906
Series A, 5.88%, 12/15/38	14,255	15,734,669
Series AA, 5.50%, 6/15/39	34,760	36,729,502
Series B, 5.25%, 6/15/36	24,900	25,826,529

		259,970,423
New Mexico — 0.0%
County of Santa Fe New Mexico, RB (AGM), 6.00%, 2/01/27	250	295,500
New York — 9.4%
City of New York New York, GO:
0.62%, 8/01/27 (c)	39,000	38,519,910
New York (concluded)
City of New York New York, GO (concluded):
Sub-Series E-1, 6.25%, 10/15/18 (a)	8,755	10,224,176
Sub-Series E-1, 6.25%, 10/15/28	4,695	5,449,533
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,672,681
6.88%, 11/01/38	7,785	8,554,236
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	6,200	6,965,576
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	5,000	5,657,850
Water & Sewer System, 5.38%, 6/15/43	7,125	8,304,472
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/41	26,750	29,923,620
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	24,100	24,642,732
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	10,000	9,190,300
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, 5.75%, 2/15/47	9,025	10,224,964
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 5/01/33	49,450	57,127,607
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	33,851,100
Series C, 6.50%, 11/15/28	23,465	27,515,294
Series D, 5.25%, 11/15/41	7,720	8,711,634
Metropolitan Transportation Authority, Refunding RB, Sub-Series B (AGM), 0.73%, 11/01/32 (c)	13,500	13,489,875
New York State Urban Development Corp., Refunding RB, Series D, 5.63%, 1/01/28	3,000	3,421,830
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	5,000	5,153,800
Port Authority of New York & New Jersey, ARB, 56th Series, AMT, 5.00%, 5/01/39	6,600	7,360,320
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
152nd Series, 5.75%, 11/01/30	4,695	5,195,863
184th Series, 5.00%, 9/01/39	20,040	22,496,503
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	50,000	55,972,500
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	19,270	22,082,071
State of New York Dormitory Authority, RB:
Columbia University, 5.00%, 7/01/38	21,400	23,515,176
State Supported Debt, Series A, 5.00%, 3/15/44	28,960	32,425,933
Triborough Bridge & Tunnel Authority, RB, General:
Series A, 5.25%, 11/15/45	6,285	7,185,075
Series A-2, 5.38%, 11/15/38	5,715	6,432,290

		494,266,921

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 0.2%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	$3,000	$3,414,330
State of North Carolina, RB, Series A, 5.25%, 5/01/31	4,000	4,617,640

		8,031,970
Ohio — 1.9%
City of Cleveland Ohio, RB, Sub Lien, Series A-2, 5.00%, 10/01/37	24,700	27,446,640
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	591,960
6.50%, 11/15/37	12,690	15,546,265
6.00%, 11/15/41	4,400	5,230,808
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	10,595	11,943,638
Hamilton County Ohio Sales Tax Revenue, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	21,028,200
State of Ohio, RB, Cleveland Health Clinic, 5.50%, 1/01/34	1,000	1,126,510
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	10,065	11,320,005
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 2/15/39	7,500	8,430,150

		102,664,176
Oregon — 0.0%
City of Portland Oregon, M/F HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	355	355,806
Pennsylvania — 2.3%
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (g)	2,665	3,083,778
County of Allegheny Pennsylvania IDA, Refunding RB, Environmental Improvement, U.S. Steel Corp. Project:
6.75%, 11/01/24	6,035	6,771,934
6.75%, 12/01/27	5,000	5,787,100
6.88%, 5/01/30	5,000	5,651,200
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	10,575	12,163,576
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	12,735	14,570,368
6.00%, 6/01/36	3,655	4,161,948
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,209,184
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,455	2,651,425
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	3,985,443
Pennsylvania Turnpike Commission, RB:
5.25%, 6/01/39	24,900	27,117,594
Series B, 5.25%, 12/01/39	7,230	7,999,055
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	1,195	1,401,747
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	24,225,300

		120,779,652
South Carolina — 0.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.50%, 8/01/39	4,455	5,313,612
6.25%, 8/01/34	1,525	1,809,977
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series A, 5.50%, 12/01/33	6,465	7,596,439
Santee Cooper, Series A, 5.75%, 12/01/43	19,875	23,300,854
Series A, 5.50%, 1/01/38	2,200	2,464,770
Series C, 5.00%, 12/01/36	6,415	7,078,375

		47,564,027
Texas — 12.6%
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien:
Combined (AGC), 6.00%, 11/15/35	32,350	38,042,629
Combined (AGC), 5.38%, 11/15/38	5,000	5,642,850
5.25%, 11/15/30	24,305	28,495,425
City of San Antonio Texas Water System, Refunding RB, Junior Lien, 0.44%, 5/01/44 (c)	23,000	22,925,480
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	465	536,624
7.00%, 1/01/43	1,075	1,271,252
7.00%, 1/01/48	2,625	3,088,286
County of Lamar Texas Consolidated, GO, Series A (ISD/PSF-GTD), 2.00%, 8/15/47 (c)	25,000	25,350,250
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	11,073,218
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	3,700	4,498,497
6.00%, 8/15/45	46,300	54,683,078
Cypress-Fairbanks Independent School District, GO, Refunding Series C, 5.00%, 2/15/44	65,530	73,516,796
Dallas Area Rapid Transit, Refunding RB (AMBAC):
5.00%, 12/01/16 (a)	16,230	17,253,139
5.00%, 12/01/36	11,630	12,231,271
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	3,500	3,694,005
Dallas-Fort Worth International Airport, Refunding RB, AMT:
Joint Improvement, Series A, 5.00%, 11/01/32	4,100	4,479,127
Series E, 5.00%, 11/01/35	8,145	8,865,833
Katy Independent School District, GO, Series A:
5.00%, 2/15/40	28,725	32,748,223
5.00%, 2/15/45	27,915	31,627,695

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	29

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	$6,085	$7,112,209
North East Independent School District, GO (PSF-GTD), 2.00%, 8/01/44 (c)	28,875	29,276,074
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,850,514
North Texas Tollway Authority, Refunding RB:
1st Tier System, 6.00%, 1/01/34	11,490	13,436,061
1st Tier System, Series A, 6.00%, 1/01/28	1,000	1,145,620
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	7,720	8,474,939
1st Tier System, Series B (NPFGC), 5.75%, 1/01/40	9,870	10,835,187
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/38	2,245	2,548,951
2nd Tier System, Series F, 6.13%, 1/01/16 (a)	25,615	26,357,323
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	4,000	4,012,480
State of Texas, GO, Refunding Series A, 5.00%, 10/01/44	75,000	84,264,000
State of Texas Transportation Commission State Highway Fund, RB, 1st Tier System, Series B, 0.39%, 4/01/32 (c)	36,000	35,917,200
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	24,740	29,499,481
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	26,968,880

		665,722,597
Utah — 1.2%
Utah Transit Authority, Refunding RB, Series A, 5.00%, 6/15/38	53,000	60,593,840
Virginia — 1.4%
City of Winchester Virginia IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/17 (a)	31,970	34,170,815
Virginia HDA, RB, M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,050,967
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	31,085	35,449,956

		72,671,738
Washington — 1.2%
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,758,250
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	24,320,142
MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	2,000	2,372,360
Swedish Health Services, Series A, 6.75%, 5/15/21 (a)	16,000	20,417,920
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	11,347,100

		61,215,772
Wisconsin — 0.3%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFCG), 6.90%, 8/01/21	7,000	8,851,080
Public Finance Authority, Refunding RB, AMT, National Gypsum Co., 5.25%, 4/01/30	5,900	5,969,030

		14,820,110
Total Municipal Bonds — 88.2%		4,658,552,676

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 1.7%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	30,000	33,442,500
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	54,015	58,295,251

		91,737,751
California — 2.7%
City & County of San Francisco California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	26,115,350
County of Orange California, ARB, Series B, 5.25%, 7/01/34	13,045	14,056,370
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	29,553,425
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	13,375	15,128,713
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	18,000	19,372,860
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	17,166,450
University of California, RB, General, Series O, 5.25%, 5/15/39	20,695	23,309,090

		144,702,258
Florida — 2.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	10,000	10,719,700
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	6,300	7,016,121
State of Florida, GO, Board of Education:
Capital Outlay, Series E, 5.00%, 6/01/37	39,730	45,107,853
Series C, 5.00%, 6/01/37	65,545	70,638,876

		133,482,550
Illinois — 0.4%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	15,600	18,285,852
Indiana — 0.7%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	31,460	34,734,357
Massachusetts — 0.2%
Massachusetts School Building Authority, RB, Series A (AMBAC), 5.00%, 8/15/37	10,000	10,721,300

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 1.3%
City of Houston Texas, Refunding RB, Combined, 1st Lien, Series A (AGC), 5.38%, 11/15/38	$26,160	$29,523,391
City of San Antonio Texas, Refunding RB, Electric and Gas Revenue:
5.00%, 2/01/17 (a)	218	233,073
5.00%, 2/01/32	28,772	30,368,336
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,691,020

		69,815,820
Utah — 1.5%
County of Utah Utah, RB, IHC Health Services Inc., 5.00%, 5/15/43	70,000	76,736,100
Washington — 0.5%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	8,500	9,162,915
5.00%, 11/01/36	15,715	16,929,284

		26,092,199
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.5%		606,308,187
Total Long-Term Investments (Cost — $4,924,338,317) — 99.7%		5,264,860,863
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (i)(j)	212,819,220	212,819,220
Total Short-Term Securities (Cost — $212,819,220) — 4.0%		212,819,220
Total Investments (Cost — $5,137,157,537) — 103.7%		5,477,680,083
Other Assets Less Liabilities — 1.5%		82,597,124
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.2)%		(275,604,460)

Net Assets — 100.0%		$5,284,672,747

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$14,027,000	$58,240

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Non-income producing security.

(g)	Security is collateralized by municipal or U.S. Treasury obligations.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(i)	During the year ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at June 30, 2015	Income
FFI Institutional Tax-Exempt Fund	94,354,491	118,464,729	212,819,220	$37,293

(j)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(250)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$31,542,969	$208,622

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	31

Schedule of Investments (concluded)	BlackRock National Municipal Fund

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$5,264,860,863	—	$5,264,860,863
Short-Term Securities	$212,819,220	—	—	212,819,220

Total	$212,819,220	$5,264,860,863	—	$5,477,680,083

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$208,622	—	—	$208,622

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$337,500	—	—	$337,500
Liabilities:
TOB Trust Certificates	—	$(275,549,937)	—	(275,549,937)

Total	$337,500	$(275,549,937)	—	$(275,212,437)

During the year ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
Alabama Federal Aid Highway Finance Authority, RB, Grant Appreciation, 5.00%, 9/01/16	$5,130	$5,401,428
Alaska — 0.3%
Alaska Student Loan Corp., RB, Senior Series A, AMT, 5.00%, 6/01/16	2,000	2,007,960
Arizona — 0.3%
Arizona Health Facilities Authority, Refunding RB, Series D, 5.00%, 1/01/17	1,080	1,148,634
City of Phoenix Civic Improvement Corp., Refunding RB, Transit Excise Tax, Light Rail Project, 5.00%, 7/01/16	1,000	1,046,820

		2,195,454
California — 10.5%
California Statewide Communities Development Authority, RB, 5.00%, 11/01/29 (a)	3,570	3,850,923
City & County of San Francisco, GO, Refunding:
5.00%, 6/15/17	5,000	5,426,600
5.00%, 6/15/18	5,835	6,529,774
City of Long Beach California Harbor Revenue, Refunding RB, AMT, Series A, 5.00%, 5/15/17	1,500	1,612,875
City of Los Angeles Department of Airports, Refunding RB, AMT, 4.00%, 5/15/17	1,220	1,291,065
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,020	1,106,955
Los Angeles Community College District, GO, Refunding Series C, 5.00%, 8/01/17	2,500	2,724,125
Los Angeles Unified School District, GO, Refunding, Series A, 5.00%, 7/01/17	18,145	19,716,901
State of California, GO, Refunding:
4.00%, 8/01/17	10,000	10,679,200
5.00%, 8/01/18	15,000	16,824,300

		69,762,718
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series C, 4.00%, 10/01/40 (a)	1,000	1,013,830
Sisters of Charity of Leavenworth Health System, Series B, 5.00%, 1/01/18	3,335	3,652,625

		4,666,455
Connecticut — 2.0%
Connecticut Resources Recovery Authority, Refunding RB, Covanta Southeastern Connecticut Co. Project, Series A, AMT, 4.00%, 11/15/15	2,635	2,673,313
State of Connecticut, GO, Series B, 5.00%, 3/01/18	8,435	9,290,225
University of Connecticut, RB, Series A, 5.00%, 2/15/18	1,000	1,104,060

		13,067,598
Delaware — 3.2%
State of Delaware, GO, Refunding Series B, 5.00%, 7/01/18	10,000	11,205,600
University of Delaware, Refunding RB, Series C, 0.70%, 11/01/37 (a)	10,000	9,994,500

		21,200,100
District of Columbia — 0.6%
Metropolitan Washington Airports Authority, Refunding RB, Series A AMT, 5.00%, 10/01/17	4,000	4,350,280
Florida — 4.4%
City of Jacksonville Florida, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,352,486
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Broward Florida Airport System, ARB, Series Q-1, 5.00%, 10/01/15	$1,000	$1,012,070
County of Miami-Dade Florida, Refunding ARB, Series A, AMT:
4.00%, 10/01/15	2,750	2,776,042
5.00%, 10/01/16	1,750	1,845,025
Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/18	17,985	20,039,966
Florida State Department of Environmental Protection, Refunding RB, Everglades Restoration, Series A (AGC), 5.00%, 7/01/16	1,205	1,260,792
Highlands County Health Facilities Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series I, 5.00%, 11/15/16	1,035	1,098,073

		29,384,454
Georgia — 3.0%
City of Atlanta Georgia Department of Aviation, RB, Series B, 5.00%, 1/01/17	7,000	7,458,990
City of Atlanta Georgia Department of Aviation, Refunding RB, Series C, AMT, 5.00%, 1/01/17	1,500	1,594,860
Municipal Gas Authority of Georgia, Refunding RB, 4.00%, 10/01/16	10,615	11,079,619

		20,133,469
Illinois — 4.1%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series A, AMT, 5.00%, 1/01/16	3,000	3,067,410
City of Chicago Illinois Waterworks Revenue, Refunding RB, 5.00%, 11/01/17	1,075	1,146,842
Illinois Finance Authority, Refunding RB, Hospital Sisters Services, Inc., Series C, 5.00%, 8/15/15	1,000	1,005,970
Illinois State Toll Highway Authority, Refunding RB, Series D, 5.00%, 1/01/18	1,250	1,370,350
Metropolitan Water Reclamation District of Greater Chicago, GO, Refunding Series A, 5.00%, 12/01/17	1,005	1,103,289
Regional Transportation Authority, GO, Refunding, ERS, Series B, 0.07%, 6/01/25 (a)	14,375	14,375,000
State of Illinois, GO, 4.00%, 2/01/17	2,000	2,063,460
State of Illinois, RB, Unemployment Insurance Fund Building Receipts, Series A, 5.00%, 6/15/16	2,500	2,610,975

		26,743,296
Indiana — 1.4%
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/16	730	743,980
Indiana Health Facility Financing Authority, RB, 4.00%, 11/01/27 (a)	8,000	8,494,480

		9,238,460
Iowa — 0.7%
Iowa Finance Authority, Refunding RB, 5.00%, 8/01/17	4,250	4,626,975
Kentucky — 1.4%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, GO, Refunding Series E, 4.00%, 11/15/16	4,450	4,666,937
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	4,500	4,854,150

		9,521,087
Louisiana — 0.5%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 5/15/16	3,000	3,098,430

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	33

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, AMT, 5.00%, 3/01/16	$8,315	$8,567,194
Massachusetts — 2.7%
Massachusetts Clean Water Trust, Refunding RB, 5.00%, 8/01/18	3,500	3,925,670
Massachusetts Health & Educational Facilities Authority, RB, 0.80%, 11/01/33 (a)	1,000	994,330
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/16	1,625	1,696,874
Massachusetts State Educational Financing Authority, RB, AMT:
4.00%, 1/01/17	800	831,920
4.00%, 1/01/18	1,750	1,845,130
University of Massachusetts Building Authority, RB, 5.00%, 11/01/17	8,000	8,766,720

		18,060,644
Michigan — 0.6%
Michigan Finance Authority, Refunding RB:
AMT, 5.00%, 11/01/16	1,400	1,467,200
Unemployment Obligation Assessment, Series A, 5.00%, 1/01/16	2,525	2,586,004

		4,053,204
Missouri — 0.9%
Missouri State Board of Public Buildings, Refunding RB, Series A, 5.00%, 10/01/16	2,810	2,971,688
University of Missouri, Refunding RB, Series A, 4.00%, 11/01/17	2,555	2,746,446

		5,718,134
Nebraska — 0.1%
Nebraska Public Power District, Refunding RB, General, Series A, 5.00%, 1/01/16	1,000	1,023,800
Nevada — 5.3%
County of Clark Nevada School District, GO, Refunding, Series B, 5.50%, 6/15/17	13,760	15,011,472
State of Nevada, Refunding RB:
5.00%, 12/01/16	5,000	5,318,050
5.00%, 6/01/17	14,000	15,145,200

		35,474,722
New Hampshire — 0.2%
State of New Hampshire, RB, Federal Highway, GAN, 5.00%, 9/01/16	1,250	1,316,288
New Jersey — 9.9%
Cherry Hill Township School District, GO, Refunding, 4.00%, 2/15/17	3,455	3,635,282
County of Ocean New Jersey, GO, Refunding, 5.00%, 8/01/16	1,235	1,297,306
Gloucester County Improvement Authority, Refunding RB, Series B, 4.00%, 7/01/17	2,000	2,116,620
New Jersey EDA, Refunding RB, School Facilities Construction:
Series DD-1, 5.00%, 12/15/16	5,075	5,315,504
Series EE, 5.00%, 9/01/15 (b)	1,650	1,663,283
New Jersey Educational Facilities Authority, RB, 5.00%, 6/01/17	12,910	13,568,797
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 7/01/17	2,345	2,549,601
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,041,660
Meridian Health System, 5.00%, 7/01/17	2,000	2,162,820
New Jersey State Turnpike Authority, Refunding RB, Series C, 0.55%, 1/01/17 (a)	8,000	7,982,800
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB:
Series AA, 4.00%, 6/15/16	$2,850	$2,916,604
Transportation System, 5.75%, 6/15/16	6,275	6,525,686
State of New Jersey, GO, Refunding, Series O, 5.00%, 8/01/16	2,300	2,398,210
State of New Jersey, GO, Tax-Exempt, Various Purposes, 5.00%, 6/01/16	12,075	12,518,998

		65,693,171
New Mexico — 0.2%
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, Series B, 5.00%, 7/01/16	1,000	1,047,130
New York — 20.2%
City of New York, GO, Refunding Series A, 5.00%, 8/01/17	15,000	16,288,650
Erie County Industrial Development Agency, Refunding RB, 5.00%, 5/01/18	2,000	2,220,580
Long Island Power Authority, Refunding RB, Series E, 5.00%, 12/01/17	9,000	9,541,620
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/15	1,400	1,420,426
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 8/01/16 (b)	930	976,760
5.00%, 8/01/16	3,950	4,149,752
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB:
Series B, 5.00%, 11/01/18	3,605	4,067,954
Series C, 3.00%, 11/01/16	16,000	16,560,960
New York State Dormitory Authority, RB:
Series A, 4.00%, 3/15/17	4,000	4,225,960
Series A, 5.00%, 2/15/17	2,495	2,669,625
Series A, 5.00%, 3/15/17	2,000	2,146,880
Series A, 5.00%, 3/15/18	7,125	7,908,323
Series B, 5.00%, 3/15/17	3,600	3,863,124
New York State Dormitory Authority, Refunding RB:
4.00%, 2/15/18	2,200	2,363,284
NYU Hospital Center, Series A, 5.00%, 7/01/16	1,000	1,044,440
Series A, 4.00%, 7/01/16	1,210	1,252,314
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 6/15/18	5,000	5,586,450
New York State Thruway Authority, Refunding RB:
Series B, 5.00%, 4/01/17	1,055	1,067,744
Series I, 5.00%, 1/01/16 (b)	115	117,726
Series I, 5.00%, 1/01/16	385	394,082
New York State Urban Development Corp., RB, Personal Income Tax, Series C, 5.00%, 3/15/17	6,470	6,942,892
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 9/01/17	3,750	4,071,825
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 3.00%, 10/15/16	24,055	24,850,258
State of New York, GO, Refunding Series C, 5.00%, 4/15/17	10,000	10,768,300

		134,499,929
North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.00%, 5/01/16	1,770	1,817,595
North Carolina Medical Care Commission, Refunding RB, Healthcare Facilities Revenue, WakeMed, Series A, 4.00%, 10/01/15	730	736,921

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Municipal Power Agency No. 1, Refunding RB, Catawba Electric, Series A, 5.25%, 1/01/17	$5,000	$5,341,850

		7,896,366
Ohio — 2.9%
City of Cleveland Ohio, Public Power System, Refunding RB, 5.00%, 11/15/15 (b)	155	157,759
City of Columbus, GO:
Series 1, 5.00%, 7/01/17	2,175	2,362,507
Series A, 5.00%, 2/15/18	10,000	11,068,800
State of Ohio, GO, Refunding Series A, 5.00%, 9/15/17	2,000	2,185,040
State of Ohio, Refunding RB, AMT, 2.25%, 11/01/22 (a)	3,500	3,518,795

		19,292,901
Oklahoma — 0.7%
County of Cleveland Oklahoma Educational Facilities Authority, LRB:
Moore Public Schools Project, 5.00%, 6/01/16	845	879,789
Norman Public Schools Project, 5.00%, 7/01/16	1,000	1,044,650
Norman Public Schools Project, 5.00%, 7/01/17	1,520	1,644,366
Oklahoma Development Finance Authority, Refunding RB, Series A, 5.00%, 8/15/17	750	815,573

		4,384,378
Oregon — 1.0%
Portland Community College District, GO, Refunding, 5.00%, 6/15/17	6,105	6,618,369
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/17	2,000	2,156,060
Commonwealth of Pennsylvania, GO, Refunding, 5.00%, 8/15/17	3,000	3,249,060
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, 1.75%, 12/01/33 (a)	4,500	4,515,435

		9,920,555
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 4.00%, 6/01/17	5,000	5,294,250
Tennessee — 0.8%
State of Tennessee, GO, Refunding Series A, 5.00%, 8/01/18	5,000	5,608,100
Texas — 4.7%
City of Corpus Christi Texas Utility System, Refunding RB, 4.00%, 7/15/17	2,000	2,122,120
City of San Antonio, GO, Refunding, 5.00%, 2/01/18	2,475	2,731,979
Municipal Bonds	Par (000)	Value
Texas (concluded)
City Public Service Board of San Antonio, Refunding RB, 5.00%, 2/01/18	$6,000	$6,629,460
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Memorial Hermann Health System, Series A, 4.00%, 12/01/16	525	548,510
Love Field Airport Modernization Corp., RB, 5.00%, 11/01/15	2,840	2,879,277
Lower Colorado River Authority, Refunding RB, 5.00%, 5/15/16	2,490	2,589,749
North Texas Municipal Water District, Refunding RB, 5.00%, 9/01/18	5,910	6,635,630
Northside Texas ISD, GO, Refunding, 5.00%, 2/15/17	6,910	7,396,533

		31,533,258
Virginia — 2.1%
Virginia College Building Authority, RB, Series A, 5.00%, 2/01/17	4,800	5,132,304
Virginia Public School Authority, RB, 5.00%, 7/15/18	4,080	4,570,538
Wise County Industrial Development Authority, RB, Series A, 2.38%, 11/01/40 (a)	4,000	4,025,800

		13,728,642
Washington — 3.9%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 5.00%, 9/01/18	15,715	17,633,958
State of Washington, GO, 5.00%, 7/01/18	7,005	7,834,042
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 3/01/18	290	315,346

		25,783,346
Wisconsin — 2.8%
State of Wisconsin, Refunding RB, Series 1, 5.00%, 7/01/16	10,000	10,465,100
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series B, 5.13%, 8/15/27 (a)	7,500	7,859,925

		18,325,025
Total Long-Term Investments (Cost — $649,682,459) — 97.7%		649,237,570

Short-Term Securities	Shares
Money Market Funds — 1.2%
FFI Institutional Tax-Exempt Fund, 0.02% (c)(d)	8,207,246	8,207,246
Total Short-Term Securities (Cost — $8,207,246) — 1.2%		8,207,246
Total Investments (Cost — $657,889,705) — 98.9%		657,444,816
Other Assets Less Liabilities — 1.1%		7,383,152

Net Assets — 100.0%		$664,827,968

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	During the year ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at June 30, 2015	Income
FFI Institutional Tax-Exempt Fund	3,454,392	4,752,854	8,207,246	$4,834

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	35

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$649,237,570	—	$649,237,570
Short-Term Securities	$8,207,246	—	—	8,207,246

Total	$8,207,246	$649,237,570	—	$657,444,816

[1] See above Schedule of Investments for values in each state or political subdivison.

During the year ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments June 30, 2015	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
New York — 0.6%
The American Museum of Natural History, 4.37%, 7/15/45	$1,000	$970,560
The New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45	1,000	925,323
Total Corporate Bonds — 0.6%		1,895,883

Municipal Bonds
New York — 89.4%
Corporate — 6.1%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	280	295,492
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)	2,000	2,139,400
British Airways PLC Project, 5.25%, 12/01/32	3,750	3,765,037
City of New York New York Industrial Development Agency, Refunding RB:
Special Needs FAS Pool, 4.38%, 7/01/20	590	549,668
Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (b)	2,500	2,558,850
Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	1,520	1,638,104
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	750	834,277
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	391,276
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	1,000	1,004,040
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	3,500	4,034,170
5.50%, 10/01/37	780	924,378
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,400	1,443,064
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	900	818,865

		20,396,621
County/City/Special District/School District — 20.4%
City of New York New York, GO, Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	781,004
City of New York New York, GO, Refunding, Fiscal 2014, Series E, 5.50%, 8/01/25	1,280	1,562,419
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	447,760
Sub-Series I-1, 5.38%, 4/01/36	2,650	2,999,720
Refunding Series C, 5.00%, 8/01/34	500	568,470
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	3,200	3,250,656
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	5,000	1,477,800
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	383,250
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Industrial Development Agency, RB, PILOT (continued):
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	$1,850	$1,888,646
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	803,488
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	1,000	1,018,590
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	250	252,785
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	223,870
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	650	720,187
Fiscal 2015, Sub-Series B-1, 5.00%, 8/01/42	3,000	3,342,630
Fiscal 2015, Sub-Series E-1, 5.00%, 2/01/41	3,000	3,355,920
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,111,420
Sub-Series B-1, 5.00%, 11/01/36	680	761,308
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	528,520
City of Yonkers, GO, Refunding Series B (AGM), 5.00%, 8/01/23	100	118,682
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	620	679,557
Hudson Yards Infrastructure Corp., RB:
Senior, Fiscal 2012, 5.75%, 2/15/47	100	113,296
Series A, 5.00%, 2/15/47	5,970	6,265,515
Series A (AGC), 5.00%, 2/15/47	1,000	1,052,140
Series A (AGM), 5.00%, 2/15/47	800	841,712
Series A (NPFGC), 4.50%, 2/15/47	2,315	2,370,861
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	9,305	10,474,825
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,353,084
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	5,000	5,022,000
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	400	421,812
4 World Trade Center Project, 5.00%, 11/15/31	860	971,877
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,649,085
4 World Trade Center Project, 5.75%, 11/15/51	1,250	1,435,563
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	454,368
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	5,085	5,581,906
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,840,056
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,870,416

		67,995,198

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	37

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 14.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	$305	$319,454
Build New York City Resource Corp., RB, South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	1,000	1,003,770
Build New York City Resource Corp., Refunding RB:
3.50%, 6/01/31	450	431,892
3.75%, 6/01/34	550	534,567
Series A, 5.00%, 6/01/43	325	356,840
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	551,035
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	885	992,563
Carnegie Hall, 4.75%, 12/01/39	1,550	1,647,479
Carnegie Hall, 5.00%, 12/01/39	1,325	1,455,830
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	4,280	4,700,767
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,129,920
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 5/01/34	130	138,197
5.00%, 5/01/39	165	172,174
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	400	410,460
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	240	264,938
4.00%, 7/01/39	365	365,299
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,046,800
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	377,986
5.00%, 7/01/42	220	227,480
County of Saratoga New York, Refunding RB, Series B, 4.00%, 7/01/33	1,000	1,018,030
County of Schenectady New York Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	1,000	1,037,620
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	551,155
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	500,162
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,082,840
5.00%, 7/01/44	2,000	2,143,700
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Hempstead Town Local Development Corp., Refunding RB, Adelphini University Project, 5.00%, 10/01/34	$465	$520,089
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A:
5.00%, 7/01/33	470	530,762
4.00%, 7/01/36	470	480,909
State of New York Dormitory Authority, RB:
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	621,030
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	230	282,410
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,247,135
Series A, 5.50%, 1/01/44	2,000	2,183,840
State University Dormitory Facilities, Series A, 5.25%, 7/01/29	5	5,596
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	817,462
Teachers College, Series B, 5.00%, 7/01/42	450	488,111
The New School (AGM), 5.50%, 7/01/43	1,000	1,142,290
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	600	602,016
University of Rochester, Series A, 5.75%, 7/01/39	1,000	1,140,470
University of Rochester, Series B, 5.00%, 1/01/17 (d)	550	586,234
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	475	531,055
Culinary Institute of America, 5.00%, 7/01/42	300	312,765
Fordham University, 5.00%, 7/01/44	850	933,954
New York University, Series A, 5.00%, 7/01/42	1,000	1,106,180
Rochester Institute of Technology, 5.00%, 7/01/34	750	823,732
Rochester Institute of Technology, 5.00%, 7/01/38	310	338,055
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,583,647
Skidmore College, Series A, 5.25%, 7/01/29	135	156,423
St. John’s University, Series A, 5.00%, 7/01/37	350	387,909
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,433,007
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	2,095	2,421,715
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	984,742
Teachers College, 5.50%, 3/01/39	850	941,324
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	265	296,175

		47,359,995
Health — 11.5%
Buffalo & Erie County Industrial Land Development Corp., RB, Catholic Health Services, 4.00%, 7/01/45	170	161,174
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/30	600	659,988

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	$1,000	$1,095,240
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program:
Series A-1, 6.50%, 7/01/17	260	260,099
Series C-1, 6.50%, 7/01/17	1,055	1,055,401
City of New York New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series C-1 (ACA), 5.10%, 7/01/31	525	501,228
County of Dutchess New York Local Development Corp., RB, Series A, 5.00%, 7/01/34	750	810,352
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	336,876
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A:
5.88%, 2/01/18	85	85,224
6.00%, 2/01/28	185	185,272
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	500,380
5.00%, 12/01/32	580	580,319
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	330	319,919
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,205,263
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 7/01/21	330	330,644
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	846,648
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	305	331,230
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1, 6.50%, 7/01/17	75	75,138
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	330	330,644
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, 4.25%, 7/01/44	1,595	1,460,749
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,904,269
Series B, 6.00%, 11/01/30	375	423,593
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	930	998,494
5.00%, 1/01/34	875	920,229
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	250	278,148
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
State of New York Dormitory Authority, RB (concluded):
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	$750	$803,610
Mental Health Services (AGM), 5.00%, 8/15/18 (d)	5	5,604
Mental Health Services (AGM), 5.00%, 2/15/22	990	1,098,197
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (d)	5	5,604
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	785,106
New York University Hospitals Center, Series A, 5.75%, 7/01/31	1,055	1,205,169
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/43	2,200	2,382,930
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (d)	1,675	1,929,248
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (d)	1,725	2,002,880
Orange Regional Medical Center, 5.00%, 12/01/40 (a)	1,300	1,345,188
Orange Regional Medical Center, 5.00%, 12/01/45 (a)	1,700	1,746,784
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	305,895
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,823,646
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,716,900
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,106,350
Tompkins County Development Corp., Refunding RB, 5.00%, 7/01/44	1,250	1,303,362

		38,222,994
Housing — 3.3%
City of New York New York Housing Development Corp., RB:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	915	1,029,997
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	400	440,096
M/F Housing, Series C, AMT, 5.05%, 11/01/36	1,220	1,228,674
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	770	783,175
City of Yonkers New York Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	586,802
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,667,995
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,001,870
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	879,279

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
State of New York HFA, RB, M/F Housing, Series A, AMT (concluded):
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	$2,000	$2,019,460
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	648,257
Watergate II, 4.75%, 2/15/34	580	580,226

		10,865,831
State — 6.1%
Sales Tax Asset Receivable Corp., Refunding RB, Series A:
Fiscal 2015, 4.00%, 10/15/32	2,445	2,605,099
5.00%, 10/15/31	1,625	1,899,690
State of New York, GO, Series A, 5.00%, 2/15/39	750	836,678
State of New York Dormitory Authority, RB, State Supported Debt, Series A, 5.00%, 3/15/44	3,305	3,700,542
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,117,340
State of New York Urban Development Corp., RB, Series C, 5.00%, 3/15/32	4,000	4,523,240
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,685	1,850,787
University Facilities Grants, 5.50%, 1/01/19	3,500	3,830,505

		20,363,881
Tobacco — 6.2%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	750	707,010
Counties of New York Tobacco Trust IV, Refunding RB, Series A:
5.00%, 6/01/42	305	257,853
5.00%, 6/01/45	170	140,750
Settlement Pass-Through Turbo, 6.25%, 6/01/41 (a)	4,800	4,908,096
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,750	1,939,577
Bonds, 5.25%, 5/15/40	1,080	1,181,660
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,855	4,461,891
TSASC, Inc., Refunding RB, 5.00%, 6/01/34	3,620	3,243,448
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,145	3,884,528

		20,724,813
Transportation — 14.4%
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	549,970
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	500	561,055
Series A-1, 5.25%, 11/15/33	540	617,333
Series B, 5.25%, 11/15/44	2,125	2,375,559
Series C, 6.50%, 11/15/28	1,760	2,063,794
Series E, 5.00%, 11/15/38	2,350	2,584,177
Series H, 5.00%, 11/15/25	1,000	1,174,580
Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	$1,000	$1,141,230
(AGM), 4.00%, 11/15/30	1,000	1,051,480
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,072,900
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,327,340
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 3.50%, 7/15/37	2,000	1,828,560
177th Series, 4.00%, 1/15/43	1,255	1,248,750
178th Series, 5.00%, 12/01/43	285	307,518
Port Authority of New York & New Jersey, Refunding RB:
178th Series, AMT, 5.00%, 12/01/32	1,000	1,101,640
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	5,000	5,408,750
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,287,368
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	5,000	5,719,200
5.00%, 1/01/31	2,500	2,831,175
General, 5.00%, 1/01/32	2,000	2,256,260
General, Series I, 5.00%, 1/01/42	280	303,391
Series J, 5.00%, 1/01/41	5,750	6,304,242
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	2,480	1,270,851
General, CAB, Series B, 0.00%, 11/15/32 (c)	1,520	810,221
Series A, 5.00%, 11/15/24	1,375	1,609,795

		47,807,139
Utilities — 7.2%
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,183,060
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	500	561,740
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	800	916,496
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	3,000	3,586,140
Series A (AGM), 5.00%, 5/01/36	500	549,220
Long Island Power Authority, Refunding RB, Series A:
Electric System, 5.50%, 4/01/24	875	969,019
Electric System, 6.00%, 5/01/33	2,450	2,830,387
Electric System, 5.75%, 4/01/39	300	337,026
5.00%, 9/01/34	4,280	4,719,599
New York City Water & Sewer System, Refunding RB, 2nd General Resolution, 5.00%, 6/15/39	1,000	1,118,050
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	1,000	1,109,260
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	4,225	4,754,603

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
Western Nassau County Water Authority, RB, Series A, 3.25%, 4/01/33	$505	$473,715

		24,108,315
Total Municipal Bonds in New York		297,844,787

Puerto Rico — 0.2%
Housing — 0.2%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	500	523,280
Total Municipal Bonds — 89.6%		298,368,067

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 10.3%
County/City/Special District/School District — 2.1%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	750	846,420
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,682,415
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,829,025
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	2,250	2,548,951

		6,906,811
Education — 0.4%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.25%, 7/01/29	1,350	1,510,798
State — 1.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,333,808
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,111,530

		3,445,338
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Transportation — 3.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$6,495	$7,408,522
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,681,455
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,777,043

		10,867,020
Utilities — 3.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,145,837
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,128,476
Series A, 4.75%, 6/15/30	4,000	4,274,160

		11,548,473
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.3%		34,278,440
Total Long-Term Investments (Cost — $318,075,713) — 100.5%		334,542,390

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00%, 12/31/49 (g)(h)	10,358,839	10,358,839
Total Short-Term Securities (Cost — $10,358,839) — 3.1%		10,358,839
Total Investments (Cost — $328,434,552) — 103.6%		344,901,229
Other Assets Less Liabilities — 2.0%		6,845,081
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.6)%		$(18,715,069)

Net Assets — 100.0%		$333,031,241

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $1,191,479.

(g)	During the year ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at June 30, 2014	Net Activity	Shares Held at June 30, 2015	Income	Realized Gains
BIF New York Municipal Money Fund	2,338,409	8,020,430	10,358,839	$2	$535

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments (concluded)	BlackRock New York Municipal Opportunities Fund

(h)	Represents the current yield as of report date.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(136)	5-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$16,219,062	$(6,572)
(339)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$42,772,266	241,230
(184)	Long U.S. Treasury Bond	Chicago Board of Trade	September 2015	$27,755,250	559,219
(52)	U.S. Ultra Bond	Chicago Board of Trade	September 2015	$8,011,250	(1,144)
Total					$792,733

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Corporate Bonds	—	$1,895,883	—	$1,895,883
Municipal Bonds[1]	—	298,368,067	—	298,368,067
Municipal Bonds Transferred to Tender Option Bond Trusts[1]	—	34,278,440	—	34,278,440
Short-Term Securities	$10,358,839	—	—	10,358,839

Total	$10,358,839	$334,542,390	—	$344,901,229

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$800,449	—	—	$800,449
Liabilities:
Interest rate contracts	(7,716)	—	—	(7,716)

Total	$792,733	—	—	$792,733

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,502,250	—	—	$1,502,250
Liabilities:
TOB trust certificates	—	$(18,710,577)	—	(18,710,577)

Total	$1,502,250	$(18,710,577)	—	$(17,208,327)

During the year ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$534,546,937	$5,264,860,863	$649,237,570	$334,542,390
Investments at value — affiliated[2]	22,850,559	212,819,220	8,207,246	10,358,839
Cash pledged — financial futures contracts	337,500	337,500	—	1,502,250
Receivables:
Interest	6,749,105	70,909,472	7,526,742	4,446,123
Capital shares sold	1,714,456	16,357,715	1,817,962	1,336,270
Investments sold	827,093	35,424,288	—	485,000
Variation margin receivable on financial futures contracts	7,813	7,813	—	22,910
Prepaid expenses	45,227	112,468	31,691	25,887

Total assets	567,078,690	5,600,829,339	666,821,211	352,719,669

Accrued Liabilities
Payables:
Investments purchased	—	13,991,561	—	—
Capital shares redeemed	1,222,116	17,083,311	1,442,372	251,280
Income dividends	995,937	5,900,120	164,709	519,148
Investment advisory fees	238,647	1,805,974	178,723	84,155
Interest expense and fees	87,629	54,524	—	4,493
Service and distribution fees	78,138	856,332	48,787	60,280
TOB Trust	29,732	—	—	—
Officer’s and Directors’ fees	1,864	16,672	2,445	1,050
Other affiliates	2,885	24,699	3,954	1,496
Other accrued expenses payable	196,630	873,462	152,253	55,949

Total accrued liabilities	2,853,578	40,606,655	1,993,243	977,851

Other Liabilities
TOB Trust Certificates	26,215,661	275,549,937	—	18,710,577

Total liabilities	29,069,239	316,156,592	1,993,243	19,688,428

Net Assets	$538,009,451	$5,284,672,747	$664,827,968	$333,031,241

Net Assets Consist of
Paid-in capital	$532,148,402	$5,057,211,298	$665,198,815	$325,880,761
Undistributed net investment income	583,007	1,136,804	489,198	511,708
Accumulated net realized loss	(18,243,937)	(114,406,523)	(415,156)	(10,620,638)
Net unrealized appreciation (depreciation)	23,521,979	340,731,168	(444,889)	17,259,410

Net Assets	$538,009,451	$5,284,672,747	$664,827,968	$333,031,241

[1] Investments at cost — unaffiliated	$511,276,498	$4,924,338,317	$649,682,459	$318,075,713
[2] Investments at cost — affiliated	$22,850,559	$212,819,220	$8,207,246	$10,358,839

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	43

Statements of Assets and Liabilities (concluded)

June 30, 2015	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Net Asset Value
BlackRock
Net assets	—	$341,071,060	$6,732,326	—

Shares outstanding, $0.10 par value	—	31,391,470	665,937	—

Net asset value	—	$10.87	$10.11	—

Shares authorized	—	375 Million	150 Million	—

Institutional
Net assets	$327,421,987	$2,088,580,003	$492,702,236	$79,505,728

Shares outstanding, $0.10 par value	35,285,957	192,247,440	48,724,703	7,293,783

Net asset value	$9.28	$10.86	$10.11	$10.90

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Service
Net assets	—	$1,738,933	—	—

Shares outstanding, $0.10 par value	—	160,212	—	—

Net asset value	—	$10.85	—	—

Shares authorized	—	375 Million	—	—

Investor A
Net assets	$156,348,151	$2,388,743,371	$100,979,675	$82,376,060

Shares outstanding, $0.10 par value	16,885,736	219,745,396	9,981,300	7,552,718

Net asset value	$9.26	$10.87	$10.12	$10.91

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Investor A1
Net assets	—	—	$33,292,392	$125,717,788

Shares outstanding, $0.10 par value	—	—	3,289,718	11,527,214

Net asset value	—	—	$10.12	$10.91

Shares authorized	—	—	150 Million	Unlimited

Investor B
Net assets	—	$2,545,724	—	—

Shares outstanding, $0.10 par value	—	234,412	—	—

Net asset value	—	$10.86	—	—

Shares authorized	—	375 Million	—	—

Investor C
Net assets	$54,239,313	$397,944,896	$31,121,339	$37,669,547

Shares outstanding, $0.10 par value	5,842,101	36,605,450	3,126,934	3,455,333

Net asset value	$9.28	$10.87	$9.95	$10.90

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Investor C1
Net assets	—	$64,048,760	—	$7,762,118

Shares outstanding, $0.10 par value	—	5,894,146	—	711,816

Net asset value	—	$10.87	—	$10.90

Shares authorized	—	375 Million	—	Unlimited

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE 30, 2015

Statements of Operations

Year Ended June 30, 2015	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Investment Income
Interest	$27,688,418	$200,244,296	$6,153,882	$13,098,976
Interest — affiliated	16,865	37,293	4,834	2

Total income	27,705,283	200,281,589	6,158,716	13,098,978

Expenses
Investment advisory	2,915,229	23,508,698	2,493,990	1,625,004
Service — Service	—	3,127	—	—
Service — Investor A	381,253	5,416,057	270,334	160,766
Service — Investor A1	—	—	35,409	130,719
Service and distribution — Investor B	—	25,405	—	—
Service and distribution — Investor C	522,631	3,953,471	351,523	322,996
Service and distribution — Investor C1	—	547,792	—	49,626
Transfer agent — BlackRock	—	128,320	512	—
Transfer agent — Institutional	113,998	1,846,263	631,899	21,999
Transfer agent — Service	—	345	—	—
Transfer agent — Investor A	68,672	2,274,195	54,524	31,958
Transfer agent — Investor A1	—	—	17,024	61,572
Transfer agent — Investor B	—	3,671	—	—
Transfer agent — Investor C	26,336	183,652	25,650	14,180
Transfer agent — Investor C1	—	34,738	—	3,220
Professional	134,989	217,797	96,399	160,619
Registration	134,754	229,758	112,410	69,153
Accounting services	131,990	755,696	165,127	65,573
Custodian	32,555	177,808	41,569	18,697
Officer and Directors	20,864	74,719	22,669	17,285
Printing	19,812	86,175	30,975	43,749
Miscellaneous	55,753	127,673	49,470	46,123

Total expenses excluding interest expense and fees	4,558,836	39,595,360	4,399,484	2,843,239
Interest expense and fees[1]	217,086	1,700,006	—	126,547

Total expenses	4,775,922	41,295,366	4,399,484	2,969,786
Less fees waived by the Manager	(2,101)	(2,492,878)	(22,147)	(155,797)
Less transfer agent fees waived and/or reimbursed — class specific	—	(2,351,313)	(626,735)	(61,969)
Less fees paid indirectly	(20)	(834)	(56)	(9)

Total expenses after fees waived and/or reimbursed	4,773,801	36,450,341	3,750,546	2,752,011

Net investment income	22,931,482	163,831,248	2,408,170	10,346,967

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,164,288	11,826,414	1,234,875	1,449,197
Financial futures contracts	(1,519,396)	(2,621,791)	143,520	(943,281)
Capital gain distributions received from affiliated investment companies	—	—	—	535

	2,644,892	9,204,623	1,378,395	506,451

Net change in unrealized appreciation (depreciation) on:
Investments	4,698,354	(22,498,767)	(4,835,171)	510,044
Financial futures contracts	7,796	929,760	—	829,641

	4,706,150	(21,569,007)	(4,835,171)	1,339,685

Net realized and unrealized gain (loss)	7,351,042	(12,364,384)	(3,456,776)	1,846,136

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,282,524	$151,466,864	$(1,048,606)	$12,193,103

[1] Related to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	45

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$22,931,482	$16,137,149
Net realized gain (loss)	2,644,892	(11,173,067)
Net change in unrealized appreciation (depreciation)	4,706,150	21,497,734

Net increase in net assets resulting from operations	30,282,524	26,461,816

Distributions to Shareholders From[1]
Net investment income:
Institutional	(14,850,178)	(8,755,988)
Investor A	(6,262,478)	(5,537,396)
Investor C	(1,749,511)	(1,802,489)

Decrease in net assets resulting from distributions to shareholders	(22,862,167)	(16,095,873)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	74,564,728	91,901,895

Net Assets
Total increase in net assets	81,985,085	102,267,838
Beginning of year	456,024,366	353,756,528

End of year	$538,009,451	$456,024,366

Undistributed net investment income, end of year	$583,007	$619,117

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock National Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$163,831,248	$170,950,198
Net realized gain (loss)	9,204,623	(41,354,608)
Net change in unrealized appreciation (depreciation)	(21,569,007)	166,560,917

Net increase in net assets resulting from operations	151,466,864	296,156,507

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(12,645,467)	(15,268,768)
Institutional	(67,573,453)	(73,538,187)
Service	(40,889)	(36,974)
Investor A	(71,446,493)	(66,764,964)
Investor B	(94,965)	(228,752)
Investor C	(10,084,877)	(12,440,707)
Investor C1	(1,877,415)	(2,418,004)

Decrease in net assets resulting from distributions to shareholders	(163,763,559)	(170,696,356)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	676,849,248	(303,804,548)

Net Assets
Total increase (decrease) in net assets	664,552,553	(178,344,397)
Beginning of year	4,620,120,194	4,798,464,591

End of year	$5,284,672,747	$4,620,120,194

Undistributed net investment income, end of year	$1,136,804	$1,074,999

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	47

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$2,408,170	$3,661,596
Net realized gain	1,378,395	666,810
Net change in unrealized appreciation (depreciation)	(4,835,171)	2,495,173

Net increase (decrease) in net assets resulting from operations	(1,048,606)	6,823,579

Distributions to Shareholders From[1]
Net investment income:
BlackRock	(33,376)	(46,398)
Institutional	(2,172,738)	(3,081,629)
Investor A	(108,894)	(375,597)
Investor A1	(93,162)	(157,972)

Decrease in net assets resulting from distributions to shareholders	(2,408,170)	(3,661,596)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(173,658,416)	32,237,349

Net Assets
Total increase (decrease) in net assets	(177,115,192)	35,399,332
Beginning of year	841,943,160	806,543,828

End of year	$664,827,968	$841,943,160

Undistributed net investment income, end of year	$489,198	$490,230

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE 30, 2015

Statements of Changes in Net Assets	BlackRock New York Municipal Opportunities Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$10,346,967	$9,481,550
Net realized gain (loss)	506,451	(6,539,042)
Net change in unrealized appreciation (depreciation)	1,339,685	13,373,706

Net increase in net assets resulting from operations	12,193,103	16,316,214

Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,226,972)	(1,340,266)
Investor A	(2,244,869)	(1,717,229)
Investor A1	(4,708,256)	(5,344,715)
Investor C	(885,991)	(771,138)
Investor C1	(257,312)	(322,487)

Decrease in net assets resulting from distributions to shareholders	(10,323,400)	(9,495,835)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	81,694,684	(19,191,360)

Net Assets
Total increase (decrease) in net assets	83,564,387	(12,370,981)
Beginning of year	249,466,854	261,837,835

End of year	$333,031,241	$249,466,854

Undistributed net investment income, end of year	$511,708	$488,440

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	49

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Year Ended June 30,
	2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.12	$8.86		$9.26	$8.35	$8.47

Net investment income[1]	0.41	0.44		0.44	0.46	0.46
Net realized and unrealized gain (loss)	0.16	0.26		(0.40)	0.90	(0.13)

Net increase from investment operations	0.57	0.70		0.04	1.36	0.33

Distributions from net investment income[2]	(0.41)	(0.44)		(0.44)	(0.45)	(0.45)

Net asset value, end of year	$9.28	$9.12		$8.86	$9.26	$8.35

Total Return[3]
Based on net asset value	6.27%	8.31%		0.17%	16.72%	4.14%

Ratios to Average Net Assets
Total expenses	0.70%	0.76%	[4]	0.76%	0.79%	0.78%

Total expenses after fees waived	0.70%	0.76%	[4]	0.76%	0.79%	0.78%

Total expenses after fees waived and excluding interest expense and fees[5]	0.66%	0.69%	[4]	0.66%	0.70%	0.72%

Net investment income	4.37%	5.02%		4.63%	5.18%	5.49%

Supplemental Data
Net assets, end of year (000)	$327,422	$242,949		$198,416	$176,895	$111,669

Borrowings outstanding, end of year (000)	$26,216	$28,976		$46,417	$33,861	$16,039

Asset coverage, end of year per $1,000 of borrowings	$21,522	$16,738		$8,621	$9,793	$8,617

Portfolio turnover rate	41%	40%		21%	17%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Year Ended June 30,
	2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.10	$8.84		$9.24	$8.33	$8.46

Net investment income[1]	0.38	0.41		0.42	0.43	0.43
Net realized and unrealized gain (loss)	0.16	0.26		(0.41)	0.91	(0.13)

Net increase from investment operations	0.54	0.67		0.01	1.34	0.30

Distributions from net investment income[2]	(0.38)	(0.41)		(0.41)	(0.43)	(0.43)

Net asset value, end of year	$9.26	$9.10		$8.84	$9.24	$8.33

Total Return[3]
Based on net asset value	6.00%	8.05%		(0.09)%	16.44%	3.73%

Ratios to Average Net Assets
Total expenses	0.97%	1.01%	[4]	1.01%	1.06%	1.05%

Total expenses after fees waived	0.97%	1.01%	[4]	1.01%	1.06%	1.05%

Total expenses after fees waived and excluding interest expense and fees[5]	0.93%	0.94%	[4]	0.91%	0.97%	0.99%

Net investment income	4.11%	4.80%		4.38%	4.85%	5.21%

Supplemental Data
Net assets, end of year (000)	$156,348	$161,218		$104,693	$83,840	$27,993

Borrowings outstanding, end of year (000)	$26,216	$28,976		$46,417	$33,861	$16,039

Asset coverage, end of year per $1,000 of borrowings	$21,522	$16,738		$8,621	$9,793	$8,617

Portfolio turnover rate	41%	40%		21%	17%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	51

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Year Ended June 30,
	2015	2014		2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.12	$8.87		$9.27	$8.35	$8.47

Net investment income[1]	0.31	0.35		0.34	0.36	0.37
Net realized and unrealized gain (loss)	0.16	0.25		(0.40)	0.92	(0.12)

Net increase (decrease) from investment operations	0.47	0.60		(0.06)	1.28	0.25

Distributions from net investment income[2]	(0.31)	(0.35)		(0.34)	(0.36)	(0.37)

Net asset value, end of year	$9.28	$9.12		$8.87	$9.27	$8.35

Total Return[3]
Based on net asset value	5.20%	7.11%		(0.84)%	15.65%	3.07%

Ratios to Average Net Assets
Total expenses	1.72%	1.78%	[4]	1.78%	1.82%	1.82%

Total expenses after fees waived	1.72%	1.78%	[4]	1.78%	1.82%	1.82%

Total expenses after fees waived and excluding interest expense and fees[5]	1.68%	1.70%	[4]	1.68%	1.73%	1.77%

Net investment income	3.36%	4.08%		3.62%	4.12%	4.45%

Supplemental Data
Net assets, end of year (000)	$54,239	$51,858		$50,647	$36,987	$17,945

Borrowings outstanding, end of year (000)	$26,216	$28,976		$46,417	$33,861	$16,039

Asset coverage, end of year per $1,000 of borrowings	$21,522	$16,738		$8,621	$9,793	$8,617

Portfolio turnover rate	41%	40%		21%	17%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Year Ended June 30,			Period July 18, 2011[1] to June 30, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.88	$10.56	$10.91	$10.11

Net investment income[2]	0.39	0.43	0.41	0.45
Net realized and unrealized gain (loss)	(0.01)	0.32	(0.34)	0.79

Net increase from investment operations	0.38	0.75	0.07	1.24

Distributions from net investment income[3]	(0.39)	(0.43)	(0.42)	(0.44)

Net asset value, end of period	$10.87	$10.88	$10.56	$10.91

Total Return[4]
Based on net asset value	3.53%	7.30%	0.47%	12.48%	[5]

Ratios to Average Net Assets
Total expenses	0.58%	0.61%	0.61%	0.62%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.49%	0.52%	0.52%	0.54%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.46%	0.46%	0.46%	0.46%	[6]

Net investment income	3.56%	4.09%	3.69%	4.41%	[6]

Supplemental Data
Net assets, end of period (000)	$341,071	$366,179	$401,538	$446,620

Borrowings outstanding, end of period (000)	$275,550	$286,095	$489,432	$468,586

Asset coverage, end of period per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210

Portfolio turnover rate	28%	35%	37%	39%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	53

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.88	$10.56	$10.91	$10.05	$10.19

Net investment income[1]	0.38	0.42	0.40	0.46	0.49
Net realized and unrealized gain (loss)	(0.02)	0.32	(0.35)	0.85	(0.14)

Net increase from investment operations	0.36	0.74	0.05	1.31	0.35

Distributions from net investment income[2]	(0.38)	(0.42)	(0.40)	(0.45)	(0.49)

Net asset value, end of year	$10.86	$10.88	$10.56	$10.91	$10.05

Total Return[3]
Based on net asset value	3.33%	7.19%	0.37%	13.28%	3.49%

Ratios to Average Net Assets
Total expenses	0.64%	0.68%	0.68%	0.69%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.59%	0.63%	0.62%	0.65%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.55%	0.57%	0.56%	0.57%	0.60%

Net investment income	3.47%	3.98%	3.59%	4.31%	4.83%

Supplemental Data
Net assets, end of year (000)	$2,088,580	$1,796,660	$2,029,739	$2,037,090	$1,207,501

Borrowings outstanding, end of year (000)	$275,550	$286,095	$489,432	$468,586	$321,402

Asset coverage, end of year per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210	$8,617

Portfolio turnover rate	28%	35%	37%	39%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Year Ended June 30,			Period July 18, 2011[1] to June 30, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.86	$10.55	$10.90	$10.11

Net investment income[2]	0.38	0.43	0.38	0.42
Net realized and unrealized gain (loss)	(0.03)	0.27	(0.37)	0.77

Net increase from investment operations	0.35	0.70	0.01	1.19

Distributions from net investment income[3]	(0.36)	(0.39)	(0.36)	(0.40)

Net asset value, end of period	$10.85	$10.86	$10.55	$10.90

Total Return[4]
Based on net asset value	3.23%	6.85%	(0.05)%	11.97%	[5]

Ratios to Average Net Assets
Total expenses	0.82%	0.90%	1.09%	0.91%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.77%	0.85%	1.04%	0.86%	[6]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.74%	0.79%	0.97%	0.78%	[6]

Net investment income	3.52%	4.04%	3.42%	4.11%	[6]

Supplemental Data
Net assets, end of period (000)	$1,739	$1,089	$1,171	$1,214

Borrowings outstanding, end of period (000)	$275,550	$286,095	$489,432	$468,586

Asset coverage, end of period per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210

Portfolio turnover rate	28%	35%	37%	39%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	55

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.88	$10.57	$10.92	$10.06	$10.19

Net investment income[1]	0.36	0.40	0.38	0.44	0.46
Net realized and unrealized gain (loss)	(0.01)	0.31	(0.34)	0.85	(0.13)

Net increase from investment operations	0.35	0.71	0.04	1.29	0.33

Distributions from net investment income[2]	(0.36)	(0.40)	(0.39)	(0.43)	(0.46)

Net asset value, end of year	$10.87	$10.88	$10.57	$10.92	$10.06

Total Return[3]
Based on net asset value	3.26%	6.93%	0.21%	13.10%	3.36%

Ratios to Average Net Assets
Total expenses	0.90%	0.90%	0.92%	0.91%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	0.78%	0.78%	0.80%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.72%	0.72%	0.72%	0.72%	0.83%

Net investment income	3.30%	3.81%	3.42%	4.15%	4.60%

Supplemental Data
Net assets, end of year (000)	$2,388,743	$1,990,729	$1,791,782	$1,688,258	$855,849

Borrowings outstanding, end of year (000)	$275,550	$286,095	$489,432	$468,586	$321,402

Asset coverage, end of year per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210	$8,617

Portfolio turnover rate	28%	35%	37%	39%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.87	$10.56	$10.91	$10.05	$10.18

Net investment income[1]	0.32	0.36	0.33	0.39	0.41
Net realized and unrealized gain (loss)	(0.02)	0.30	(0.35)	0.85	(0.12)

Net increase (decrease) from investment operations	0.30	0.66	(0.02)	1.24	0.29

Distributions from net investment income[2]	(0.31)	(0.35)	(0.33)	(0.38)	(0.42)

Net asset value, end of year	$10.86	$10.87	$10.56	$10.91	$10.05

Total Return[3]
Based on net asset value	2.73%	6.41%	(0.30)%	12.56%	2.89%

Ratios to Average Net Assets
Total expenses	1.40%	1.40%	1.41%	1.44%	1.44%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.26%	1.28%	1.29%	1.30%	1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	1.23%	1.22%	1.23%	1.22%	1.30%

Net investment income	2.87%	3.38%	2.96%	3.69%	4.10%

Supplemental Data
Net assets, end of year (000)	$2,546	$4,705	$10,260	$27,169	$30,346

Borrowings outstanding, end of year (000)	$275,550	$286,095	$489,432	$468,586	$321,402

Asset coverage, end of year per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210	$8,617

Portfolio turnover rate	28%	35%	37%	39%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	57

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.88	$10.57	$10.92	$10.06	$10.19

Net investment income[1]	0.28	0.32	0.30	0.36	0.39
Net realized and unrealized gain (loss)	(0.01)	0.31	(0.35)	0.86	(0.13)

Net increase (decrease) from investment operations	0.27	0.63	(0.05)	1.22	0.26

Distributions from net investment income[2]	(0.28)	(0.32)	(0.30)	(0.36)	(0.39)

Net asset value, end of year	$10.87	$10.88	$10.57	$10.92	$10.06

Total Return[3]
Based on net asset value	2.49%	6.13%	(0.53)%	12.26%	2.60%

Ratios to Average Net Assets
Total expenses	1.59%	1.62%	1.62%	1.64%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.50%	1.53%	1.53%	1.55%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	1.47%	1.47%	1.47%	1.47%	1.58%

Net investment income	2.55%	3.08%	2.67%	3.40%	3.85%

Supplemental Data
Net assets, end of year (000)	$397,945	$389,612	$480,207	$483,092	$281,024

Borrowings outstanding, end of year (000)	$275,550	$286,095	$489,432	$468,586	$321,402

Asset coverage, end of year per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210	$8,617

Portfolio turnover rate	28%	35%	37%	39%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C1
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.88	$10.56	$10.91	$10.06	$10.19

Net investment income[1]	0.30	0.34	0.32	0.38	0.41
Net realized and unrealized gain (loss)	(0.01)	0.32	(0.35)	0.85	(0.13)

Net increase (decrease) from investment operations	0.29	0.66	(0.03)	1.23	0.28

Distributions from net investment income[2]	(0.30)	(0.34)	(0.32)	(0.38)	(0.41)

Net asset value, end of year	$10.87	$10.88	$10.56	$10.91	$10.06

Total Return[3]
Based on net asset value	2.68%	6.43%	(0.35)%	12.37%	2.80%

Ratios to Average Net Assets
Total expenses	1.39%	1.42%	1.42%	1.44%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%	1.34%	1.34%	1.36%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	1.28%	1.28%	1.28%	1.28%	1.38%

Net investment income	2.74%	3.27%	2.88%	3.60%	4.04%

Supplemental Data
Net assets, end of year (000)	$64,049	$71,147	$83,766	$100,161	$73,302

Borrowings outstanding, end of year (000)	$275,550	$286,095	$489,432	$468,586	$321,402

Asset coverage, end of year per $1,000 of borrowings	$20,179	$17,149	$10,804	$11,210	$8,617

Portfolio turnover rate	28%	35%	37%	39%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	59

Financial Highlights	BlackRock Short-Term Municipal Fund

	BlackRock
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.15	$10.11	$10.18	$10.18	$10.19

Net investment income[1]	0.02	0.04	0.07	0.09	0.12
Net realized and unrealized gain (loss)	(0.02)	0.05	(0.07)	0.02	(0.00)[2]

Net increase from investment operations	—	0.09	—	0.11	0.12

Distributions from net investment income[3]	(0.04)	(0.05)	(0.07)	(0.11)	(0.13)

Net asset value, end of year	$10.11	$10.15	$10.11	$10.18	$10.18

Total Return[4]
Based on net asset value	(0.01)%	0.91%	0.00%	1.07%	1.17%

Ratios to Average Net Assets
Total expenses	0.41%	0.39%	0.39%	0.39%	0.40%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.21%	0.35%	0.79%	0.93%	1.25%

Supplemental Data
Net assets, end of year (000)	$6,732	$8,814	$10,372	$63,503	$43,941

Portfolio turnover rate	72%	56%	41%	51%	44%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Institutional
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.16	$10.12	$10.17	$10.18	$10.18

Net investment income[1]	0.04	0.05	0.07	0.09	0.13
Net realized and unrealized gain (loss)	(0.05)	0.04	(0.05)	0.01	(0.00)[2]

Net increase (decrease) from investment operations	(0.01)	0.09	0.02	0.10	0.13

Distributions from net investment income[3]	(0.04)	(0.05)	(0.07)	(0.11)	(0.13)

Net asset value, end of year	$10.11	$10.16	$10.12	$10.17	$10.18

Total Return[4]
Based on net asset value	(0.11)%	0.90%	0.19%	0.96%	1.27%

Ratios to Average Net Assets
Total expenses	0.51%	0.51%	0.51%	0.50%	0.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	0.42%	0.54%	0.82%	0.93%	1.26%

Supplemental Data
Net assets, end of year (000)	$492,702	$619,700	$529,687	$643,910	$603,837

Portfolio turnover rate	72%	56%	41%	51%	44%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	61

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Year Ended June 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$10.16	$10.12	$10.18	$10.19		$10.19

Net investment income[1]	0.01	0.03	0.04	0.07		0.10
Net realized and unrealized gain (loss)	(0.04)	0.03	(0.06)	0.00	[2]	(0.00)[3]

Net increase (decrease) from investment operations	(0.03)	0.06	(0.02)	0.07		0.10

Distributions from net investment income[4]	(0.01)	(0.02)	(0.04)	(0.08)		(0.10)

Net asset value, end of year	$10.12	$10.16	$10.12	$10.18		$10.19

Total Return[5]
Based on net asset value	(0.29)%	0.64%	(0.18)%	0.69%		0.99%

Ratios to Average Net Assets
Total expenses	0.70%	0.67%	0.68%	0.66%		0.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%	0.67%	0.68%	0.66%		0.67%

Net investment income	0.13%	0.26%	0.54%	0.67%		1.00%

Supplemental Data
Net assets, end of year (000)	$100,980	$137,629	$172,314	$204,729		$221,827

Portfolio turnover rate	72%	56%	41%	51%		44%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

62	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.17	$10.12	$10.18	$10.19	$10.19

Net investment income[1]	0.03	0.04	0.06	0.08	0.12
Net realized and unrealized gain (loss)	(0.05)	0.05	(0.06)	0.01	(0.00)[2]

Net increase (decrease) from investment operations	(0.02)	0.09	—	0.09	0.12

Distributions from net investment income[3]	(0.03)	(0.04)	(0.06)	(0.10)	(0.12)

Net asset value, end of year	$10.12	$10.17	$10.12	$10.18	$10.19

Total Return[4]
Based on net asset value	(0.23)%	0.88%	(0.03)%	0.84%	1.14%

Ratios to Average Net Assets
Total expenses	0.55%	0.54%	0.54%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	0.52%	0.52%	0.51%	0.52%

Net investment income	0.30%	0.42%	0.70%	0.81%	1.14%

Supplemental Data
Net assets, end of year (000)	$33,292	$37,280	$44,139	$48,377	$53,141

Portfolio turnover rate	72%	56%	41%	51%	44%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	63

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Investor C
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.07	$10.08	$10.18	$10.18	$10.18

Net investment income (loss)[1]	(0.07)	(0.06)	(0.04)	(0.01)	0.02
Net realized and unrealized gain (loss)	(0.05)	0.05	(0.06)	0.01	(0.00)[2]

Net increase (decrease) from investment operations	(0.12)	(0.01)	(0.10)	—	0.02

Distributions from net investment income[3]	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of year	$9.95	$10.07	$10.08	$10.18	$10.18

Total Return[4]
Based on net asset value	(1.19)%	(0.10)%	(0.98)%	0.01%	0.21%

Ratios to Average Net Assets
Total expenses	1.47%	1.45%	1.46%	1.44%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.47%	1.45%	1.46%	1.44%	1.45%

Net investment income (loss)	(0.70)%	(0.55)%	(0.27)%	(0.11)%	0.22%

Supplemental Data
Net assets, end of year (000)	$31,121	$38,520	$50,033	$68,693	$86,264

Portfolio turnover rate	72%	56%	41%	51%	44%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

64	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights	BlackRock New York Municipal Opportunities Fund

	Institutional
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.79	$10.46	$11.01	$10.36	$10.55

Net investment income[1]	0.41	0.43	0.46	0.47	0.50
Net realized and unrealized gain (loss)	0.11	0.33	(0.55)	0.65	(0.20)

Net increase (decrease) from investment operations	0.52	0.76	(0.09)	1.12	0.30

Distributions from net investment income[2]	(0.41)	(0.43)	(0.46)	(0.47)	(0.49)

Net asset value, end of year	$10.90	$10.79	$10.46	$11.01	$10.36

Total Return[3]
Based on net asset value	4.86%	7.52%	(1.06)%	11.06%	2.97%

Ratios to Average Net Assets
Total expenses	0.78%	0.80%	0.77%	0.80%	0.72%

Total expenses after fees waived and paid indirectly	0.69%	0.79%	0.77%	0.80%	0.72%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.65%	0.74%	0.71%	0.76%	0.70%

Net investment income	3.73%	4.16%	4.07%	4.43%	4.78%

Supplemental Data
Net assets, end of year (000)	$79,506	$34,777	$34,029	$31,875	$25,864

Borrowings outstanding, end of year (000)	$18,711	$18,711	$23,852	$22,007	$3,575

Asset coverage, end of year per $1000 of borrowings	$18,799	$14,333	$11,978	$13,241	$70,026

Portfolio turnover rate	22%	18%	24%	19%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	65

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.80	$10.47	$11.02	$10.37	$10.55

Net investment income[1]	0.38	0.41	0.43	0.45	0.47
Net realized and unrealized gain (loss)	0.11	0.33	(0.55)	0.65	(0.19)

Net increase (decrease) from investment operations	0.49	0.74	(0.12)	1.10	0.28

Distributions from net investment income[2]	(0.38)	(0.41)	(0.43)	(0.45)	(0.46)

Net asset value, end of year	$10.91	$10.80	$10.47	$11.02	$10.37

Total Return[3]
Based on net asset value	4.61%	7.26%	(1.30)%	10.77%	2.76%

Ratios to Average Net Assets
Total expenses	1.04%	1.03%	1.02%	1.06%	1.02%

Total expenses after fees waived and paid indirectly	0.93%	1.03%	1.02%	1.06%	1.01%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.89%	0.98%	0.95%	1.02%	1.00%

Net investment income	3.50%	3.92%	3.82%	4.17%	4.47%

Supplemental Data
Net assets, end of year (000)	$82,376	$46,084	$50,220	$43,030	$35,751

Borrowings outstanding, end of year (000)	$18,711	$18,711	$23,852	$22,007	$3,575

Asset coverage, end of year per $1000 of borrowings	$18,799	$14,333	$11,978	$13,241	$70,026

Portfolio turnover rate	22%	18%	24%	19%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

66	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A1
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.80	$10.46	$11.02	$10.37	$10.55

Net investment income[1]	0.40	0.42	0.44	0.47	0.49
Net realized and unrealized gain (loss)	0.11	0.34	(0.56)	0.65	(0.19)

Net increase (decrease) from investment operations	0.51	0.76	(0.12)	1.12	0.30

Distributions from net investment income[2]	(0.40)	(0.42)	(0.44)	(0.47)	(0.48)

Net asset value, end of year	$10.91	$10.80	$10.46	$11.02	$10.37

Total Return[3]
Based on net asset value	4.71%	7.53%	(1.24)%	10.97%	2.95%

Ratios to Average Net Assets
Total expenses	0.88%	0.88%	0.87%	0.88%	0.84%

Total expenses after fees waived and paid indirectly	0.83%	0.88%	0.87%	0.88%	0.83%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.79%	0.83%	0.80%	0.84%	0.82%

Net investment income	3.61%	4.07%	3.98%	4.36%	4.66%

Supplemental Data
Net assets, end of year (000)	$125,718	$132,184	$140,469	$154,473	$151,327

Borrowings outstanding, end of year (000)	$18,711	$18,711	$23,852	$22,007	$3,575

Asset coverage, end of year per $1000 of borrowings	$18,799	$14,333	$11,978	$13,241	$70,026

Portfolio turnover rate	22%	18%	24%	19%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	67

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor C
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.80	$10.46	$11.01	$10.37	$10.55

Net investment income[1]	0.30	0.33	0.34	0.37	0.39
Net realized and unrealized gain (loss)	0.10	0.34	(0.55)	0.64	(0.18)

Net increase (decrease) from investment operations	0.40	0.67	(0.21)	1.01	0.21

Distributions from net investment income[2]	(0.30)	(0.33)	(0.34)	(0.37)	(0.39)

Net asset value, end of year	$10.90	$10.80	$10.46	$11.01	$10.37

Total Return[3]
Based on net asset value	3.74%	6.57%	(2.04)%	9.89%	2.03%

Ratios to Average Net Assets
Total expenses	1.78%	1.78%	1.77%	1.77%	1.73%

Total expenses after fees waived and paid indirectly	1.68%	1.77%	1.77%	1.77%	1.73%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.64%	1.72%	1.70%	1.73%	1.72%

Net investment income	2.75%	3.17%	3.07%	3.45%	3.76%

Supplemental Data
Net assets, end of year (000)	$37,670	$27,595	$27,082	$25,201	$17,180

Borrowings outstanding, end of year (000)	$18,711	$18,711	$23,852	$22,007	$3,575

Asset coverage, end of year per $1000 of borrowings	$18,799	$14,333	$11,978	$13,241	$70,026

Portfolio turnover rate	22%	18%	24%	19%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

68	ANNUAL REPORT	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock New York Municipal Opportunities Fund

	Investor C1
	Year Ended June 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.80	$10.46	$11.02	$10.37	$10.55

Net investment income[1]	0.34	0.37	0.39	0.42	0.43
Net realized and unrealized gain (loss)	0.10	0.34	(0.56)	0.64	(0.18)

Net increase (decrease) from investment operations	0.44	0.71	(0.17)	1.06	0.25

Distributions from net investment income[2]	(0.34)	(0.37)	(0.39)	(0.41)	(0.43)

Net asset value, end of year	$10.90	$10.80	$10.46	$11.02	$10.37

Total Return[3]
Based on net asset value	4.11%	7.00%	(1.73)%	10.43%	2.44%

Ratios to Average Net Assets
Total expenses	1.37%	1.37%	1.36%	1.37%	1.33%

Total expenses after fees waived and paid indirectly	1.32%	1.36%	1.36%	1.37%	1.33%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.28%	1.31%	1.29%	1.33%	1.32%

Net investment income	3.12%	3.58%	3.49%	3.86%	4.16%

Supplemental Data
Net assets, end of year (000)	$7,762	$8,827	$10,038	$11,093	$10,694

Borrowings outstanding, end of year (000)	$18,711	$18,711	$23,852	$22,007	$3,575

Asset coverage, end of year per $1000 of borrowings	$18,799	$14,333	$11,978	$13,241	$70,026

Portfolio turnover rate	22%	18%	24%	19%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	69

Notes to Financial Statements

1. Organization:

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board.” The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. BlackRock, Institutional and Service Shares are sold only to certain eligible investors. Investor A1, Investor B, and Investor C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional and Service Shares	No	No	None
Investor A and Investor A1 Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 10 years
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the

70	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

The TOB Residuals held by a Fund generally provide the Funds with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. Thereafter, those Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may

ANNUAL REPORT	JUNE 30, 2015	71

Notes to Financial Statements (continued)

include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended June 30, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Trust Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at June 30, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Funds incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At June 30, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates, and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Range of Interest Rates
High Yield Municipal	$48,491,991	$26,215,661	0.07% - 0.42%
National Municipal	$606,308,187	$275,549,937	0.07% - 0.19%
New York Municipal	$34,278,440	$18,710,577	0.07% - 0.27%

72	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

For the year ended June 30, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$28,190,899	0.74%
National Municipal	$269,359,618	0.62%
New York Municipal	$18,710,577	0.64%

The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at June 30, 2015.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Value
		High Yield Municipal	National Municipal	New York Municipal
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Assets	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1]	$251,539	$208,622	$800,449	$(7,716)

[1]

Includes the cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended June 30, 2015
	Net Realized Gain (Loss) From				Net Change in Unrealized Appreciation (Depreciation) On
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal	High Yield Municipal	National Municipal	New York Municipal
Interest rate contracts:
Financial Futures Contracts	$(1,519,396)	$(2,621,791)	$143,520	$(943,281)	$7,796	$929,760	$829,641

For the year ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal		New York Municipal
Financial Futures Contracts:
Average notional value of contracts — short	$42,730,578	$118,551,758	$12,042,188	[1]	$69,646,440

[1]	Actual amounts for the period are shown due to the limited outstanding derivative financial instruments as of each quarter.

ANNUAL REPORT	JUNE 30, 2015	73

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation and the Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on the following annual rates:

High Yield Municipal:
Portion of Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.550%
$250 — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:
	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.500%	0.400%
$250 Million — $400 Million	0.475%	0.375%
$400 Million — $550 Million	0.475%	0.350%
Greater than $550 Million	0.475%	0.325%

[1]

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal:
Investment Advisory Fee
Portion of Average Daily Net Assets	0.550%

The Manager voluntarily agreed to waive a portion of its fees payable by New York Municipal, which is included in fees waived by Manager in the Statements of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

Portion of Average Daily Net Assets	Rate
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended June 30, 2015, the amounts waived were as follows:

High Yield Municipal	$2,101
National Municipal	$4,221
Short-Term Municipal	$384
New York Municipal	$3,673

74	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

For National Municipal, Short-Term Municipal and New York Municipal, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

	National Municipal	Short-Term Municipal[1]	New York Municipal
BlackRock	0.46%	—	—
Institutional	—	0.40%	0.65%
Investor A	0.72%	0.69%	0.89%
Investor A1	—	0.52%	—
Investor B	1.23%	—	—
Investor C	1.47%	1.55%	1.64%
Investor C1	1.28%	—	—

[1]	Contractual waiver became effective on November 1, 2014.

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to November 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to November 1, 2014 for Short-Term Municipal, the waivers and/or reimbursements were voluntary.

As a result, for National Municipal, Short-Term Municipal and New York Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	$127,976	—	—
Institutional	—	$608,438	$15,974
Investor A	$2,055,943	$9,579	$31,859
Investor A1	—	$8,695	—
Investor B	$2,944	—	—
Investor C	$143,672	$23	$14,136
Investor C1	$20,778	—	—

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by the Manager in the Statements of Operations. For the year ended June 30, 2015, the amounts were as follows:

Fees Waived by Manager
National Municipal	$2,488,657
Short-Term Municipal	$21,763
New York Municipal	$152,124

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Funds, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Funds’ investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended June 30, 2015, the Manager did not recoup any of New York Municipal’s fund level and class specific waivers and/or reimbursements.

On June 30, 2015, for New York Municipal, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30, 2017	Expiring June 30, 2016
Fund level	$152,124	$5,627
Institutional	$15,974	$2,003
Investor A	$31,859	$1,026
Investor C	$14,136	$633

ANNUAL REPORT	JUNE 30, 2015	75

Notes to Financial Statements (continued)

For the year ended June 30, 2015, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

High Yield Municipal	$6,061
National Municipal	$49,545
Short-Term Municipal	$7,898
New York Municipal	$2,943

The Corporation and the Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%
	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	High Yield Municipal	National Municipal	Short-Term Municipal
Institutional	$746	$870,051	$371,078
Service	—	$150	—
Investor A	—	$1,142	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Call Center Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	—	$13,123	—	—
Institutional	$893	$56,095	$2,902	$353
Service	—	—	—	—
Investor A	$627	—	$813	$380
Investor A1	—	—	$256	$2,844
Investor B	—	—	—	—
Investor C	$1,885	$1,616	$282	$168
Investor C1	—	$221	—	$97

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

76	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

For the year ended June 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$45,223	$102,193	$3,519	$14,788

For the year ended June 30, 2015, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$234,143	$56,969	$5,813	$730
Investor B	—	$52	—	—
Investor C	$5,551	$35,282	$3,606	$4,534
Investor C1	—	$475	—	—

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
High Yield Municipal	$1,409,415	—
National Municipal	—	$4,516,190

6. Purchases and Sales:

For the year ended June 30, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Municipal	$297,026,520	$219,965,700
National Municipal	$1,906,933,002	$1,421,236,372
Short-Term Municipal	$532,238,328	$714,398,580
New York Municipal	$138,521,497	$66,592,565

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended June 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of June 30, 2015, the following permanent differences attributable to amortization methods on fixed income securities, distributions received from regulated investment companies, the expiration of capital loss carryforwards, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Paid-in capital	—	$(244,021)	$(1,515,572)	—
Undistributed net investment income	$(105,425)	$(5,884)	$(1,032)	$(299)
Accumulated net realized gain (loss)	$105,425	$249,905	$1,516,604	$299

ANNUAL REPORT	JUNE 30, 2015	77

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income[1]	6/30/15	$22,756,661	$163,724,608	$2,408,031	$10,295,993
	6/30/14	$15,937,366	$170,615,236	$3,661,275	$9,481,769
Ordinary income[2]	6/30/15	$105,506	$38,951	$139	$27,407
	6/30/14	$158,507	$81,120	$321	$14,066

Total	6/30/15	$22,862,167	$163,763,559	$2,408,170	$10,323,400

	6/30/14	$16,095,873	$170,696,356	$3,661,596	$9,495,835

[1]	The Funds designate these amounts paid during the fiscal year ended June 30, 2015 as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends from non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of June 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$121,476	$2,299,955	$489,198	$203,086
Undistributed ordinary income	156,761	171,614	—	4,635
Capital loss carryforwards	(17,686,918)	(115,337,619)	(322,206)	(9,308,781)
Net unrealized gains (losses)[3]	23,269,730	340,327,499	(444,889)	16,251,540
Qualified late-year losses[4]	—	—	(92,950)	—

Total	$5,861,049	$227,461,449	$(370,847)	$7,150,480

[3]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the accrual of income on securities in default and the treatment of residual interests in TOB Trusts.

[4]	Short-Term Municipal has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
2016	—	$9,699,108	$322,206	—
2017	$2,901,962	29,857,944	—	$2,020,225
2018	4,665,271	41,255,757	—	367,311
2019	1,973,257	—	—	1,028,212
No expiration date[5]	8,146,428	34,524,810	—	5,893,033

Total	$17,686,918	$115,337,619	$322,206	$9,308,781

[5]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2015, Short-Term Municipal utilized $1,472,377 of its capital loss carryforward.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$507,895,179	$4,861,765,219	$657,889,705	$309,939,112

Gross unrealized appreciation	$29,993,964	$360,389,848	$901,186	$18,823,236
Gross unrealized depreciation	(6,707,308)	(20,024,921)	(1,346,075)	(2,571,696)

Net unrealized appreciation (depreciation)	$23,286,656	$340,364,927	$(444,889)	$16,251,540

8. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement

78	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, having greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of June 30, 2015, High Yield Municipal invested a significant portion of its assets in securities in the health sector. National Municipal invested a significant portion of its assets in securities in the utilities and transportation sectors. Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. New York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in

ANNUAL REPORT	JUNE 30, 2015	79

Notes to Financial Statements (continued)

which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Funds. The Funds may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Funds as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2015		Year Ended June 30, 2014
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	45,102,954	$423,065,828	22,111,723	$193,425,855
Shares issued in reinvestment of distributions	1,000,744	9,390,641	424,651	3,711,250
Shares redeemed	(37,458,625)	(352,592,076)	(18,280,566)	(157,703,835)

Net increase	8,645,073	$79,864,393	4,255,808	$39,433,270

Investor A
Shares sold	9,254,843	$86,320,049	13,709,875	$118,692,761
Shares issued in reinvestment of distributions	455,687	4,259,873	469,959	4,060,261
Shares redeemed	(10,544,977)	(97,769,831)	(8,296,628)	(70,472,448)

Net increase (decrease)	(834,447)	$(7,189,909)	5,883,206	$52,280,574

Investor C
Shares sold	2,559,556	$24,094,275	2,468,642	$21,499,873
Shares issued in reinvestment of distributions	142,625	1,336,310	158,913	1,375,505
Shares redeemed	(2,545,298)	(23,540,341)	(2,654,565)	(22,687,327)

Net increase (decrease)	156,883	$1,890,244	(27,010)	$188,051

Total Net Increase	7,967,509	$74,564,728	10,112,004	$91,901,895

National Municipal
BlackRock
Shares sold	172,837	$1,900,188	653,406	$6,840,872
Shares issued in reinvestment of distributions	502,814	5,518,768	590,959	6,231,682
Shares redeemed	(2,948,248)	(32,361,822)	(5,603,671)	(58,592,586)

Net decrease	(2,272,597)	$(24,942,866)	(4,359,306)	$(45,520,032)

80	ANNUAL REPORT	JUNE 30, 2015

Notes to Financial Statements (continued)

	Year Ended June 30, 2015		Year Ended June 30, 2014
National Municipal (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	55,833,740	$613,105,629	53,765,479	$567,206,685
Shares issued in reinvestment of distributions	3,523,411	38,668,413	3,977,043	41,893,557
Shares redeemed	(32,299,646)	(354,184,923)	(84,758,106)	(890,267,542)

Net increase (decrease)	27,057,505	$297,589,119	(27,015,584)	$(281,167,300)

Service
Shares sold	113,954	$1,251,903	14,023	$150,000
Shares issued in reinvestment of distributions	2,857	31,287	2,582	27,213
Shares redeemed	(56,790)	(618,780)	(27,472)	(287,465)

Net increase (decrease)	60,021	$664,410	(10,867)	$(110,252)

Investor A
Shares sold	80,144,915	$879,503,968	89,597,628	$938,450,279
Shares issued in reinvestment of distributions	5,786,719	63,549,696	5,331,350	56,353,095
Shares redeemed	(49,111,145)	(539,239,530)	(81,591,783)	(851,467,417)

Net increase	36,820,489	$403,814,134	13,337,195	$143,335,957

Investor B
Shares sold	3,438	$37,908	4,625	$48,206
Shares issued in reinvestment of distributions	5,828	63,943	13,200	138,757
Shares redeemed	(207,595)	(2,270,700)	(557,055)	(5,826,570)

Net decrease	(198,329)	$(2,168,849)	(539,230)	$(5,639,607)

Investor C
Shares sold	5,941,576	$65,316,455	4,143,872	$43,768,735
Shares issued in reinvestment of distributions	722,056	7,930,234	877,759	9,257,367
Shares redeemed	(5,856,453)	(64,270,673)	(14,670,639)	(153,237,791)

Net increase (decrease)	807,179	$8,976,016	(9,649,008)	$(100,211,689)

Investor C1
Shares sold	16,455	$178,738	17,667	$185,673
Shares issued in reinvestment of distributions	98,884	1,085,699	122,085	1,287,779
Shares redeemed	(761,168)	(8,347,153)	(1,530,816)	(15,965,077)

Net decrease	(645,829)	$(7,082,716)	(1,391,064)	$(14,491,625)

Total Net Increase (Decrease)	61,628,439	$676,849,248	(29,627,864)	$(303,804,548)

Short-Term Municipal
BlackRock
Shares sold	7,841	$79,399	50,739	$515,000
Shares issued in reinvestment of distributions	3,287	33,323	4,572	46,397
Shares redeemed	(213,202)	(2,153,460)	(212,896)	(2,154,805)

Net decrease	(202,074)	$(2,040,738)	(157,585)	$(1,593,408)

Institutional
Shares sold	15,259,025	$154,700,384	32,446,080	$329,066,164
Shares issued in reinvestment of distributions	104,379	1,058,434	130,850	1,328,426
Shares redeemed	(27,652,754)	(280,338,097)	(23,920,867)	(242,734,657)

Net increase (decrease)	(12,289,350)	$(124,579,279)	8,656,063	$87,659,933

Investor A
Shares sold	5,017,051	$50,843,007	5,828,230	$59,180,899
Shares issued in reinvestment of distributions	8,784	89,117	29,792	302,576
Shares redeemed	(8,587,605)	(87,128,142)	(9,338,269)	(94,822,899)

Net decrease	(3,561,770)	$(36,196,018)	(3,480,247)	$(35,339,424)

ANNUAL REPORT	JUNE 30, 2015	81

Notes to Financial Statements (concluded)

	Year Ended June 30, 2015		Year Ended June 30, 2014
Short-Term Municipal (concluded)	Shares	Amount	Shares	Amount
Investor A1
Shares sold	822	$8,350	739	$7,500
Shares issued in reinvestment of distributions	5,245	53,234	8,375	85,087
Shares redeemed	(383,755)	(3,894,078)	(701,166)	(7,119,964)

Net decrease	(377,688)	$(3,832,494)	(692,052)	$(7,027,377)

Investor C
Shares sold	1,325,819	$13,280,247	1,150,996	$11,610,619
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(2,025,529)	(20,290,134)	(2,287,397)	(23,072,994)

Net decrease	(699,710)	$(7,009,887)	(1,136,401)	$(11,462,375)

Total Net Increase (Decrease)	(17,130,592)	$(173,658,416)	3,189,778	$32,237,349

New York Municipal
Institutional
Shares sold	6,829,410	$74,757,900	1,112,340	$11,495,688
Shares issued in reinvestment of distributions	148,603	1,636,295	69,907	725,328
Shares redeemed	(2,906,311)	(31,813,541)	(1,214,472)	(12,383,156)

Net increase (decrease)	4,071,702	$44,580,654	(32,225)	$(162,140)

Investor A
Shares sold	5,313,915	$58,535,084	1,063,443	$11,017,524
Shares issued in reinvestment of distributions	172,179	1,895,701	127,334	1,320,723
Shares redeemed	(2,199,385)	(24,210,035)	(1,723,525)	(17,595,277)

Net increase (decrease)	3,286,709	$36,220,750	(532,748)	$(5,257,030)

Investor A1
Shares sold	10,627	$116,434	32,965	$336,873
Shares issued in reinvestment of distributions	288,948	3,179,983	326,848	3,392,820
Shares redeemed	(1,010,068)	(11,121,792)	(1,546,165)	(15,878,378)

Net decrease	(710,493)	$(7,825,375)	(1,186,352)	$(12,148,685)

Investor C
Shares sold	1,150,240	$12,623,904	821,464	$8,573,753
Shares issued in reinvestment of distributions	63,969	703,690	52,465	545,056
Shares redeemed	(314,641)	(3,451,754)	(907,328)	(9,288,233)

Net increase (decrease)	899,568	$9,875,840	(33,399)	$(169,424)

Investor C1
Shares sold	6	$65	1,379	$14,081
Shares issued in reinvestment of distributions	14,812	162,982	17,577	182,299
Shares redeemed	(120,323)	(1,320,232)	(161,003)	(1,650,461)

Net decrease	(105,505)	$(1,157,185)	(142,047)	$(1,454,081)

Total Net Increase (Decrease)	7,441,981	$81,694,684	(1,926,771)	$(19,191,360)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	ANNUAL REPORT	JUNE 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund and the Board of Directors of BlackRock Municipal Bond Fund, Inc. and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund Inc., and BlackRock New York Municipal Opportunities Fund (formerly the BlackRock New York Municipal Bond Fund) of BlackRock Multi-State Series Trust (collectively the “Funds”), as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Fund, Inc., and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2015

ANNUAL REPORT	JUNE 30, 2015	83

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund (the “Corporation”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between the Corporation, on behalf of the BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of the BlackRock New York Municipal Opportunities Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of Trust, and BlackRock, each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

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Disclosure of Investment Advisory Agreements (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the National Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the National Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the second, second and first quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the High Yield Fund in that it measures a blend of total return and yield.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the third, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the National Fund in that it ranks the National Fund’s performance based on a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the National Fund’s underperformance during the one-year period and the Board noted that they will monitor the National Fund’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Short-Term Fund ranked in the fourth quartile against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Short-Term Fund’s underperformance during these periods. The Board was informed that, among other things, each Fund’s performance can generally be tied to the performance of the yield curve in any given period, since the Short-Term Fund is restricted to holding securities with a maximum maturity of four years. Many of the funds in the Lipper Performance Universe do not have restrictions with regard to final maturity of permissible securities, as long as the funds maintain a shorter portfolio duration.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Short-Term Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Short-Term Fund’s portfolio managers in seeking to do so.

The Board noted that for the one-, three- and five-year periods reported, the New York Fund ranked in the second, first and first quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the New York Fund in that it measures a blend of total return and yield. The Board noted that effective February 28, 2015, the New York Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock New York Municipal Bond Fund to BlackRock New York Municipal Opportunities Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

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Disclosure of Investment Advisory Agreements (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels.

The Board noted that the National Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the New York Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the New York Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels. In addition, the Board noted that BlackRock has contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the New York Fund’s average daily net assets on a class-by-class basis, as applicable. The contractual expense cap was implemented on June 1, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, or with respect to the New York Fund, through the use of contractual breakpoints and/or revised voluntary breakpoints, in the advisory fee based upon the asset level of the Fund, and in the case of the National Fund and the Short-Term Fund, based on the combined assets of those two funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

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Disclosure of Investment Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

88	ANNUAL REPORT	JUNE 30, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

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Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Corporation. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present Director; 2010 to present President and Chief Executive Officer	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Corporation serve at the pleasure of the Board.

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Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Corporation	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	2015 to present Director; 2010 to present President and Chief Executive Officer	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Corporation’s/Trust’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Corporation and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Corporation.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Corporation.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

ANNUAL REPORT	JUNE 30, 2015	91

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

92	ANNUAL REPORT	JUNE 30, 2015

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2015	93

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$36,213	$36,213	$0	$0	$12,852	$12,600	$0	$0
BlackRock National Municipal Fund	$38,663	$38,663	$0	$0	$12,852	$12,600	$0	$0
BlackRock Short-Term Municipal Fund	$29,563	$29,563	$0	$0	$12,852	$12,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$12,852	$12,600
BlackRock National Municipal Fund	$12,852	$12,600
BlackRock Short-Term Municipal Fund	$12,852	$12,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date:	September 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date:	September 3, 2015